UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant To §240.14a-12

ARROWHEAD PHARMACEUTICALS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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arrowhead pharmaceuticals

2021

Notice of Annual Meeting and

Proxy Statement

Notice of Annual Meeting of Stockholders

To Be Held on Thursday, March 18, 2021

Your vote is important, whether or not you expect to attend the Annual Meeting of Stockholders. Stockholders of record are urged to vote via the Internet or telephone as instructed, or if you are voting by mail, to mark, sign and date and promptly return the proxy in the postage-prepaid return envelope provided.

Voting promptly will help avoid the additional expense of further solicitation to assure a quorum at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on Thursday, March 18, 2021:

You may access the following proxy materials at
www.proxyvote.com before the meeting and www.virtualshareholdermeeting.com/ARWR2021 during the meeting.

•  Notice of the 2021 Annual Meeting of Stockholders;

•  Company’s 2021 Proxy Statement;

•  Company’s Annual Report on Form 10-K for the year ended September 30, 2020; and

•  Form of Proxy Card

TO THE STOCKHOLDERS OF ARROWHEAD PHARMACEUTICALS, INC.:

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders of Arrowhead Pharmaceuticals, Inc., a Delaware corporation (the “Company”), will be held on Thursday, March 18, 2021, at 10:00 a.m., Pacific time (the “Annual Meeting”). This year’s meeting will be a completely “virtual” meeting of stockholders. You can attend the Annual Meeting online, vote your shares electronically, and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ARWR2021. Prior to the Annual Meeting, you will be able to vote at www.proxyvote.com for the purpose of considering and voting upon the following proposals:

1.  To elect the seven directors named in the Proxy Statement to serve as members of the Company’s Board of Directors until the next Annual Meeting or until their successors are elected;

2.  To conduct an advisory (non-binding) vote to approve executive compensation;

3.  To approve the Arrowhead Pharmaceuticals, Inc. 2021 Incentive Plan; and

4.  To ratify the selection of Rose, Snyder & Jacobs LLP as independent auditors of the Company for the fiscal year ending September 30, 2021;

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Proposal No. 1 relates solely to the election of the seven directors nominated by the Board of Directors and does not include any other matters relating to the election of directors, including, without limitation, the election of directors nominated by any stockholder of the Company.

All stockholders of record are cordially invited to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ARWR2021. We anticipate that on or about January 27, 2021, we will mail our stockholders a Notice Regarding the Availability of Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access our 2021 Proxy Statement and 2020 Annual Report on Form 10-K and to vote online. You will need to have your 16-digit Control Number included on your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials) to join the Annual Meeting.

If you prefer to receive paper copies of our proxy materials, please follow the instructions included in the Notice of Internet Availability. To ensure your representation at the meeting, you are urged to vote via the Internet or telephone as instructed in the Notice of Internet Availability, or to mark, sign, date and return the proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder of record attending the Annual Meeting may vote at the Annual Meeting even if such stockholder has previously returned a proxy. Each stockholder may appoint only one proxy holder to attend the Annual Meeting on his or her behalf. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

/s/ Patrick O’Brien Patrick O’Brien Secretary	Pasadena, California January 27, 2021

Arrowhead Pharmaceuticals, Inc.    ●    177 E. Colorado Blvd., Suite 700    ●    Pasadena, California 91105

2021 PROXY STATEMENT    Table of Contents

2021 PROXY STATEMENT    General Information Concerning Solicitation and Voting

ARROWHEAD PHARMACEUTICALS, INC.

177 E. Colorado Blvd., Suite 700

Pasadena, California 91105

(626) 304-3400

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held on Thursday, March 18, 2021

General Information Concerning Solicitation and Voting

The enclosed Proxy is solicited on behalf of Arrowhead Pharmaceuticals, Inc. (the “Company” or “Arrowhead”) for use at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, March 18, 2021 at 10:00 a.m., Pacific time, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”). This year’s meeting will be a completely “virtual” meeting of stockholders. If you were a stockholder as of the close of business on the Record Date (as defined below), you can attend the Annual Meeting online, vote your shares electronically, and submit your questions and view our list of stockholders as of the Record Date during the Annual Meeting, by visiting www.virtualshareholdermeeting.com/ARWR2021. You will need to have your 16-digit Control Number included on your Notice Regarding the Availability of Proxy Materials (the “Notice of Internet Availability”) or your proxy card (if you received a printed copy of the proxy materials) to join the Annual Meeting. The meeting webcast will begin promptly at 10:00 a.m. Pacific Time. Online check-in will begin approximately 15 minutes before then and we encourage you to allow ample time for check-in procedures. If you experience technical difficulties during the check-in process or during the meeting, please call the number listed on the meeting website for technical support.

We will endeavor to answer as many stockholder-submitted questions as time permits that comply with the Annual Meeting rules of conduct. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website.

By hosting the Annual Meeting virtually, we believe we are able to expand access, improve communication and lower costs while reducing the environmental impact of the meeting. This approach also provides for the health and safety of our stockholders and employees in light of the evolving public health and safety considerations posed by the ongoing coronavirus (“COVID-19”) pandemic.

The Company anticipates that the Notice of Internet Availability in connection with these proxy solicitation materials will first be mailed on or about January 27, 2021 to all stockholders entitled to vote at the Annual Meeting and we will post our proxy materials on the website referenced in the Notice of Internet Availability. As more fully described in the Notice of Internet Availability, all stockholders may choose to access our proxy materials on the website referred to in the Notice of Internet Availability or may request to receive a printed set of our proxy materials.

Record Date

Only holders of record of our common stock at the close of business on January 25, 2021 (the “Record Date”) are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. On that date, the Company had outstanding 103,789,410 shares of common stock (“Common Stock”).

Revocability of Proxies

Any proxy given by a stockholder of record pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting electronically. Stockholders may also revoke their proxy by entering a new vote over the Internet or by telephone.

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2021 PROXY STATEMENT    General Information Concerning Solicitation and Voting

Voting and Solicitation

Each share of the Company’s Common Stock is entitled to one vote on all matters presented at the Annual Meeting. Each stockholder may appoint only one proxy holder or representative to attend the Annual Meeting on his or her behalf. Stockholders do not have the right to cumulate their votes in the election of directors. Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted FOR the Proposals 1, 2, 3 and 4 and submitted to a vote of stockholders at the Annual Meeting pursuant to this proxy statement. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors (the “Board”).

If you will not be able to attend the Annual Meeting to vote, you may vote your shares via the Internet or by telephone or by mail as set forth in the Notice.

The Company has engaged a proxy solicitor, Alliance Advisors, LLC, to encourage voting by our stockholders. It is estimated that the total cost for the solicitation campaign will be approximately $10,000. Proxies may also be solicited by certain of the directors, officers and employees of the Company, without additional compensation. The Company will bear the costs of solicitation. In addition, the Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

If your shares are held in street name, the voting instruction form sent to you by your broker, bank or other nominee should indicate whether the institution has a process for beneficial holders to provide voting instructions over the Internet or by telephone. If your bank or brokerage firm gives you this opportunity, the voting instructions from the bank or brokerage firm that accompany this proxy statement will tell you how to use the Internet or telephone to direct the vote of shares held in your account. If your voting instruction form does not include Internet or telephone information, please complete and return the voting instruction form in the self-addressed, postage-paid envelope provided by your broker. Stockholders who vote by proxy over the Internet or by telephone need not return a proxy card or voting instruction form by mail.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” on a matter are treated as being present at the meeting for purposes of establishing a quorum with respect to such matter. For certain proposals, brokers may not have discretionary authority to vote on a particular matter if they have not received specific instructions from the beneficial owner of the shares (“broker non-votes”). In accordance with the rules of the New York Stock Exchange, banks, brokerage firms and other nominees who hold Arrowhead shares in street name for their customers have authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, banks, brokerage firms and other nominees are precluded from exercising their voting discretion with respect to non-routine matters. Shares subject to a broker non-vote will be counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting; the effect of abstentions and broker non-votes on the proposals presented herein is discussed below.

With regard to the election of directors, votes may be cast “FOR,” “AGAINST” or “ABSTAIN” for each director nominee. Because directors are elected by a majority of votes cast in an uncontested election, abstentions from voting and broker non-votes will be excluded from the vote and will have no effect on its outcome. If a quorum is present at the meeting, the nominees receiving more “FOR” votes than “AGAINST” votes will be elected. Abstentions and broker non-votes will be excluded from the vote and will have no effect on its outcome. Because Proposal Nos. 2, 3 and 4 must be approved by the affirmative vote of a majority of the shares of Common Stock entitled to vote thereon and present in person or by proxy at the Annual Meeting (the “Required Vote”), abstentions will be counted in tabulations of the votes cast on each such proposal and will have the same effect as a vote against the proposal, whereas broker non-votes will be excluded from the vote and will have no effect on its outcome.

Deadline for Receipt of Stockholder Proposals

Any stockholder who meets the requirements of the proxy rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), who intends to present a proposal at the Company’s 2022 Annual Meeting of Stockholders must ensure that the proposal is received by the Corporate Secretary at Arrowhead Pharmaceuticals, Inc., 177 E. Colorado Blvd., Suite 700,

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2021 PROXY STATEMENT    General Information Concerning Solicitation and Voting

Pasadena, CA 91105, not later than our close of business on September 29, 2021, in order to be considered for inclusion in our proxy materials for that meeting; provided, however, that if the Company’s 2022 Annual Meeting of Stockholders is held before February 16, 2022 or after April 17, 2022, you must provide specified information to us a reasonable time before we begin to print and send our proxy statement for our 2022 Annual Meeting. Proposals received after the specified dates may be excluded from the Company’s proxy statement.

Additionally, our Amended and Restated Bylaws (“Bylaws”) provide for notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely under these provisions, the stockholder’s notice must be received by the Corporate Secretary at our principal executive offices at the address set forth above between 90 and 120 days prior to the one-year anniversary of the date of the 2021 Annual Meeting; provided, however, that if the 2022 Annual Meeting date is advanced by more than 30 days before or delayed by more than 60 days after the anniversary date of the 2021 Annual Meeting, then stockholders must provide notice within time periods specified in our Bylaws. Our Bylaws also specify requirements as to the form and content of a stockholder’s notice.

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2021 PROXY STATEMENT    Proposal One — Election of Directors

Proposal One — Election of Directors

The Board has nominated the following seven persons as directors to serve until the 2022 Annual Meeting and until their successors have been duly elected. Each of the nominees is currently a director of Arrowhead. None of the nominees is related by blood, marriage or adoption to any other nominee or any executive officer of the Company. The nominees receiving more “FOR” votes than “AGAINST” votes at the Annual Meeting will be elected to the seven director positions. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven nominees named below. Under Delaware law, a director not receiving a majority of votes cast in an uncontested election would continue to serve as a director as a “holdover director” until the director resigns or is replaced. Under the Company’s director resignation policy, a director who is not reelected by a majority of the votes cast in an uncontested election will be required to tender his or her resignation to the Board, and the Board will then decide whether to accept or reject the resignation, or whether other action is required. Although we have no reason to believe this will occur, if any nominee is unable or declines to serve as director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by our present Board to fill the vacancy or, alternatively, the Board may reduce its size. The table below sets forth, with respect to each nominee for election, the nominee’s age and current position with Arrowhead.

Nominees for Election as Directors. The Board unanimously adopted a resolution proposing the nominees set forth below for election as Directors of the Company for the next year.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED BELOW.

Douglass Given, MD Chairman
Age: 68 Director since: 2010 Serves on: • Science Committee

Experience and Expertise

Dr. Given is Chairman of the Board. He has been a director of the Company since 2010. Doug is Managing Partner at Health2047 Capital Partners LLC, a healthcare-focused venture capital firm. He served as Health2047 Inc.’s Chief Executive from its founding in August of 2015 until January 2018. Previously, Doug spent more than a decade in venture capital as an Investment Partner and General Partner at life sciences investor Bay City Capital LLC participating in five sequential life sciences general funds and two sector-specific funds; he was associated with the partnership from 1999 to 2015. A physician and medical scientist by background, Doug has been a global corporate and operating executive at Lilly, Monsanto, Schering Plough and Mallinckrodt and a serial entrepreneur, as well as a venture capitalist. In addition to a number of private companies, he led three public biotechnology and biopharmaceutical companies as CEO.

Dr. Given has served on more than 20 public and private boards. He is currently a Director at Health2047 Inc., board Chair at Akiri Inc., Managing Partner at G5 Partners LLC, and serves on the board at First Mile Care Inc. and Vivaldi Biosciences Inc. He serves on advisory boards at the University of Chicago Medicine, Johns Hopkins Bloomberg School of Public Health, Stanford Medicine, Stanford Institute for Economic Policy Research (SIEPR), and The Houston Methodist Research Institute.

Qualifications

Dr. Given’s qualifications to serve on the Board include his extensive experience as a physician scientist, in finance and business transactions, particularly investments in the life sciences industry, as well as directorship roles in biopharmaceutical companies. Dr. Given also has had significant leadership roles, including CEO of several biotech companies and Senior Vice President, at several large pharmaceutical companies.

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2021 PROXY STATEMENT    Proposal One — Election of Directors

Michael S. Perry, DVM Independent Lead Director
Age: 61 Director since: 2011 Serves on: • Audit Committee • Compensation Committee (Chair) • Nominating Committee Other Public Company Boards: • Avita Medical, Inc. • Gamida Cell Ltd.

Experience and Expertise

Dr. Perry has been Chief Executive Officer and President of Avita Medical Ltd., a regenerative medicine company based in Valencia, CA (ASX: AVH and OTCQX: AVMXY), since 2017, and also currently is Managing Director of Bioscience Managers, a global Venture Capital firm. From 2014 – 2017, Dr. Perry served as Chief Scientific Officer of Novartis’ Cell and Gene Therapy Unit, and from 2012 – 2014 he served as Vice President and Global Head of Stem Cell Therapy for Novartis Pharmaceuticals Corp, a US affiliate of Switzerland-based Novartis AG, a global pharmaceutical company. Dr. Perry is a former member of the board of directors of Ampliphi Bioscience Corp. Dr. Perry has previously served as the Global Head of R&D at Baxter Healthcare, President and CEO of Cell & Gene Therapy at Novartis affiliates Systemix Inc. and Genetic Therapy, Inc., VP Regulatory Affairs at Sandoz Pharmaceuticals Corp. and Syntex Corp, Director of Regulatory Affairs at Schering-Plough Corporation, and Chairman, CEO or CMO at several early stage biotech companies. He also previously served as a Venture Partner with Bay City Capital, LLC, based in San Francisco, California. Dr. Perry holds a Doctor of Veterinary Medicine, a PhD in Biomedical Pharmacology, and a B.Sc. in Physics from the University of Guelph, Ontario, Canada. He is a graduate of the International Advanced Management Program at Harvard Business School.

Qualifications

Dr. Perry’s qualifications to serve on the board include his medical expertise and his extensive experience in preclinical and clinical drug development, including executive level leadership roles and directorships in several publicly held biotech companies.

Christopher Anzalone, PhD Chief Executive Officer, President & Director
Age: 51 Director since: 2007

Experience & Expertise

Dr. Anzalone has been President, Chief Executive Officer and Director of the Company since December 1, 2007 and has led the Company’s business and technical development since then. Prior to joining Arrowhead, Dr. Anzalone formed and served as CEO of the Benet Group LLC, a private equity firm focused on creating and building new nano-biotechnology companies from university-generated science. Prior to his tenure at the Benet Group, from 1999 until 2003, he was a partner at the Washington, DC-based private equity firm Galway Partners, LLC, where he was responsible for sourcing, structuring and building new business ventures. Dr. Anzalone holds a PhD. in Biology from UCLA and a B.A. in Government from Lawrence University.

Qualifications

Dr. Anzalone’s qualifications to serve on the Board include his deep understanding of the business through his role as Chief Executive Officer; in addition, Dr. Anzalone has extensive experience in business development, biotechnology, drug development, company-building and venture capital.

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2021 PROXY STATEMENT    Proposal One — Election of Directors

Marianne De Backer, PhD, MBA Independent Director
Age: 52 Director since: 2019 Serves on: • Compensation Committee • Nominating Committee (Chair) • Audit Committee Other Public Company Boards: • Kronos Bio, Inc.

Experience & Expertise

Dr. De Backer brings over 25 years of experience in healthcare, biotechnology, innovation, strategy, business and corporate development. She has served as member of the Executive Committee, Executive Vice President and Head of Strategy, Business Development and Licensing of Bayer AG (BAYRY) Pharmaceuticals division since 2019. She is also on the board of directors of Gladstone Foundation and as an advisory member on the Stanford-Bayer Digital advisory board. Previously, from 1991 through 2018, she was at Johnson & Johnson where she most recently held global Business and Corporate Development roles including the position of Vice President of M&A Operations and Divestitures globally for the Pharmaceuticals Group and head of Infectious Diseases & Vaccines Business Development. Prior to that she led a commercial business unit in Europe as well as drug discovery research in both Europe and the United States. Dr. De Backer holds an MBA from Erasmus University Rotterdam, a Master’s degree in Molecular Biology and Biotechnology from Vrije Universiteit Brussels, and a Master’s degree in Engineering and a PhD in Biotechnology from Ghent University.

Qualifications:

Dr. De Backer’s qualifications to serve on the Board include her extensive background in the biopharmaceutical industry, her scientific, drug development, and pharmaceutical transaction experience, as well as her executive leadership experience.

Mauro Ferrari, PhD Independent Director
Age: 61 Director since: 2010 Serves on: • Compensation Committee • Nominating Committee • Science Committee (Co-chair)

Experience & Expertise

Dr. Ferrari currently serves as Affiliate Professor of Pharmaceutics at the University of Washington in Seattle, WA and CEO of DXT Pharmaceutics in Menlo Park, CA. From 2010 to 2019, Dr. Ferrari was President and CEO of The Houston Methodist Hospital Research Institute (TMHRI), Executive Vice President of Houston Methodist Hospital and Senior Associate Dean of Weill Cornell Medical College in New York. He also served as President of the European Research Council. Dr. Ferrari is an internationally recognized expert in nanomedicine and biomedical nanotechnology. Dr. Ferrari was formerly Professor and Chairman of The Department of NanoMedicine and Biomedical Engineering at The University of Texas Health Science Center at Houston, Professor of Experimental Therapeutics at the MD Anderson Cancer Center, Adjunct Professor of Bioengineering at Rice University, and Adjunct Professor of Biomedical Engineering at the University of Texas in Austin. His previous academic appointments include tenured professorships at his graduate Alma Mater UC Berkeley, and The Ohio State University. From 2003 to 2005, Dr. Ferrari served as Special Expert on Nanotechnology and Eminent Scholar at The National Cancer Institute, where he led in the development of NCI’s program in Nanotechnology, which remains the largest program in NanoMedicine in the world. Dr. Ferrari has been serving as the Editor-in-Chief for “Biomedical Microdevices: BioMEMS and Biomedical Nanotechnology” since 1997.

Qualifications:

Dr. Ferrari’s qualifications to serve on the Board include his extensive training and experience in the fields of nanotechnology, biotechnology and biomedical applications. Dr. Ferrari has significant technical training, several academic appointments, over 300 published articles, over 30 issued patents and is the recipient of most prestigious academic awards in nanomedicine and drug delivery technology. Additionally, Dr. Ferrari has extensive experience in developmental stage organizations having founded several startup companies.

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2021 PROXY STATEMENT    Proposal One — Election of Directors

Oye Olukotun, MD, MPH Independent Director
Age: 76 Director since: 2020 Serves on: • Science Committee (Co-chair) • Compensation Committee • Nominating Committee Other Public Company Boards: • Tonix Pharmaceuticals Holding Corp.

Experience & Expertise

Dr. Olukotun is a Mayo Clinic trained cardiologist who has served as Chief Executive Officer of CR Strategies, LLC, which consults on clinical trial design and FDA strategy for pharmaceutical development , since 2001. He served as CEO of Epigen Pharmaceuticals, Inc., a discovery phase biotechnology company, from 2014 to 2017, and Vice Chairman of CardioVax, Inc., a clinical-stage biopharmaceutical company, from 2012 to 2016. He spent the first 20 years of his career in roles of increasing responsibility in clinical development, including multiple product approvals, at Pfizer, Bristol-Myers Squibb, and Mallinckrodt. He has over 35 years of experience in the pharmaceutical industry and has been instrumental in the approval and success of numerous cardiology and metabolic medicines, including the first daily beta blocker and the first approved ACE inhibitor, among others. Dr. Olukotun received his Medical Doctor degree from the Albert Einstein College of Medicine in New York, and a Masters in Public Health from Harvard University School of Public Health. Dr. Olukotun was recommended as a director by our Chairman.

Qualifications

Dr. Olukotun’s qualifications to serve on the Board include his extensive background in biopharmaceutical development, particularly in the cardiometabolic field, his scientific and public health expertise, and his board and executive leadership experience.

William Waddill Independent Director
Age: 63 Director since: 2018 Serves on: • Audit Committee (Chair) • Compensation Committee • Nominating Committee Other Public Company Boards: • Protagonist Therapeutics, Inc.

Experience & Expertise

Mr. Waddill began his career 30 years ago in commercial banking and public accounting and has been in the biotechnology industry for over 25 years. Since 2016, he has served on the board of Protagonist Therapeutics, a Newark, CA clinical stage biopharmaceutical company and most recently was Senior Vice President and CFO of Calithera Bioscience, a clinical stage pharmaceutical company from 2014 to 2016. Prior to Calithera, Mr. Waddill was Senior Vice President and CFO at OncoMed Pharmaceuticals from 2007 to 2014. Mr. Waddill served as the Senior Vice President and CFO of Ilypsa, Inc., a biotechnology company that was acquired in 2007 by Amgen, Inc. Before joining Ilypsa, he served as the founder and principal at Square One Finance, a financial consulting business, and Mr. Waddill served as Senior Director of Finance and Administration at Exelixis, Inc., a biotechnology company. Mr. Waddill received a BS in accounting from the University of Illinois, Chicago, and certification as a public accountant (inactive) after working at PriceWaterhouseCoopers and Deloitte in Boston.

Qualifications

Mr. Waddill’s qualifications to serve on the Board include his extensive background in the biopharma industry, his financial expertise, executive leadership roles and experience as a director of other public companies.

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2021 PROXY STATEMENT    Proposal One — Election of Directors

Board Composition and Nominating Process

The Nominating Committee of the Board annually considers the size, composition and needs of the Board and, as appropriate, recommends the nominees for directors to the Board for approval. The Committee considers and evaluates suggestions from many sources regarding possible candidates for directors. Below are general criteria for the evaluation of current and proposed directors:

•	The highest ethical character and shared values with our Code of Corporate Conduct

•	Reputation, both personal and professional, consistent with our image and reputation

•	Accomplishment within candidate’s field, with superior credentials and recognition

•	Relevant expertise and experience and the ability to offer advice and guidance to the Chief Executive Officer based on such expertise and experience

•	Independence, without the appearance of any conflict in serving as a Director, and independence of any particular constituency with the ability to represent all stockholders

•	Ability to exercise sound business judgment

•	Diversity, reflecting differences in skills, regional and industry experience, backgrounds, ages, and other unique characteristics, such as race, gender and ethnicity

The Committee believes that the Board should represent a diverse mix of skills, regional and industry experience, backgrounds, ages and other unique characteristics, such as race, gender and ethnicity. In furtherance of this goal, the Committee is committed to actively seeking out highly qualified diverse candidates (including women and minority candidates) to include in the pool from which Board nominees are chosen. Currently, one of the Company’s directors self-identifies as Black and one self-identifies as female.

Additionally, the Committee considers the mix of skills and experience among current and prospective directors with a goal of assembling a Board with complementary skills for the benefit of the Company. Listed below are the relevant contributions of each current board member.

Expertise	Given	Perry	Anzalone	De Backer	Ferrari	Olukotun	Waddill	Director Tenure
Biopharma Research & Development	X	X	X	X	X	X
Healthcare	X	X		X	X	X
Drug Development	X	X	X	X	X	X
Executive Leadership	X	X	X	X	X	X	X
Public Company Governance	X	X	X	X		X	X
Accounting/Audit							X
Venture Capital	X	X	X	X			X

Corporate Governance Policies and Practices

The following is a summary of our corporate governance policies and practices:

•

The positions of Chairman of the Board and Chief Executive Officer are separated, which allows our Chief Executive Officer to focus on strategic planning and execution as well as our day-to-day business operations, while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and oversight of management. While our Bylaws do not require that our Chairman and Chief Executive Officer positions be separate, our Board believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

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2021 PROXY STATEMENT    Proposal One — Election of Directors

•

A majority of the members of the Board are independent directors, as defined by Nasdaq Marketplace Rules. The Board has determined that all of the Company’s directors are independent, except Dr. Anzalone, due to his employment relationship with the Company, and Dr. Given, who is the brother of Bruce Given, the Company’s former Chief Operating Officer. Non-employee directors do not receive consulting or other fees from the Company, other than Board and Committee compensation.

•	The Board has appointed an independent Lead Director. The Lead Director is tasked with assuring that the Board committees and other relevant issues have independent leadership.

•

The Board has overall responsibility for the oversight of the Company’s risk management process, which is designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. Risk management includes not only understanding company-specific risks and the steps management implements to manage those risks, but also what level of risk is acceptable and appropriate for the Company. Management is responsible for establishing our business strategy, identifying and assessing the related risks and implementing appropriate risk management practices. The Board regularly reviews our business strategy and management’s assessment of the related risk and discusses with management the appropriate level of risk for the Company.

•

All the Company’s employees, officers and directors are subject to the Company’s Code of Business Conduct and Ethics Policy, which is available on the Company’s website at www.arrowheadpharma.com. The ethics policy meets the requirements of Nasdaq Marketplace Rules, as well as the code of ethics requirements of the SEC.

•	The Audit, Compensation and Nominating Committees consist entirely of independent directors.

•	The independent directors meet separately in executive session on a regular basis to discuss matters relating to the Company and the Board, without members of the management team present.

•	The Board reviews at least annually the Company’s business initiatives, capital projects and budget matters.

•

The Audit Committee reviews and approves all related-party transactions or, if the size and nature of the transaction warrants, a special committee of non-related Board members is formed to negotiate and approve the transaction.

Stockholder Communications with Directors

Stockholders who wish to communicate with the Board or any individual director can write to: Patrick O’Brien, Corporate Secretary, Arrowhead Pharmaceuticals, Inc., 177 E. Colorado, Suite 700, Pasadena, CA 91105. Your letter should indicate that you are an Arrowhead stockholder. Depending on the subject matter, management will:

•	Forward the communication to the director or directors to whom it is addressed;

•	Forward the communication to the Chairman of the Board, if addressed to the board of directors; or

•	If not addressed to any director or directors, attempt to handle the inquiry directly (for example, requests for information or stock-related matters).

Board Meetings and Committees

The Board held a total of six meetings during the fiscal year ended September 30, 2020. The Board has three standing committees: Audit Committee, Compensation Committee and Nominating Committee.

The functions of the Audit Committee are to select independent public accountants, to review the scope and results of the year-end audit with management and the independent auditors, to review the Company’s accounting principles and its system of internal accounting controls, to review the Company’s annual and quarterly reports before filing with the SEC and to review any related-party transactions. The Audit Committee met four times during fiscal 2020. The current members of the Audit Committee are William Waddill, Chairman, Marianne De Backer and Michael S. Perry. The Board has determined that all members of the Audit Committee who served during 2020 were independent directors under the rules of the SEC and the listing standards of Nasdaq Marketplace Rules and are financially literate. The Board has determined that Mr. Waddill is an “audit committee financial expert” in accordance with the applicable regulations, based on his experience as noted above. The Audit Committee Charter is available on the Company’s website at www.arrowheadpharma.com.

The functions of the Compensation Committee are to review the goals and achievements of the Company and the Chief Executive Officer for the prior year and approve the goals of the Company and the Chief Executive Officer for the next year, to review and approve salaries, bonuses, equity awards and other benefits payable to the Company’s executive officers and to

9

2021 PROXY STATEMENT    Proposal One — Election of Directors

administer the Arrowhead Pharmaceuticals, Inc. 2004 Equity Incentive Plan, 2013 Incentive Plan, and, if approved at the Annual Meeting, the 2021 Incentive Plan. The Compensation Committee is specifically responsible for determining the compensation of the Chief Executive Officer and the other executive officers. The Compensation Committee reviews compensation recommendations made by the Chief Executive Officer for other senior executives of the Company and the compensation of the Chief Executive Officer at least annually; the Chief Executive Officer is not present during discussions or deliberations regarding his compensation. In fiscal 2020, the Compensation Committee engaged Compensia, Inc., a compensation consulting firm, to provide advice and guidance with regard to compensation for our NEOs. The decision to engage the consultant was not made or recommended by management and the Compensation Committee has the sole discretion to engage or change the consultant. The Compensation Committee met five times during fiscal 2020. The current members of the Compensation Committee are Michael S. Perry, Chairman, Marianne De Backer, Mauro Ferrari, Oye Olukotun, and William Waddill. The Board has determined that all members of the Compensation Committee are independent directors under the listing rules of Nasdaq Marketplace Rules. The Compensation Committee’s charter is available on the Company’s website at www.arrowheadpharma.com. The Compensation Committee has not delegated any of its responsibilities or authorities granted under its charter.

The Nominating Committee is responsible for proposing a slate of directors for election by the stockholders at each annual meeting and for proposing candidates to fill any vacancies. The Nominating Committee met twice during fiscal 2020. The current members of the Nominating Committee are Michael S. Perry, Chairman, Marianne De Backer, Mauro Ferrari, Oye Olukotun, and William Waddill. The Nominating Committee’s charter is available on the Company’s website at www.arrowheadpharma.com. The Nominating Committee manages the process for evaluating current Board members at the time they are considered for re-nomination. After considering the appropriate skills and characteristics required on the Board, the current makeup of the Board, the results of the evaluations and the wishes of the Board members to be re-nominated, the Nominating Committee recommends to the Board whether those individuals should be re-nominated.

On at least an annual basis, the Nominating Committee reviews with the Board whether it believes the Board would benefit from adding new members and, if so, the appropriate skills and characteristics required for any new members. If the Board determines that a new member would be beneficial, the Nominating Committee solicits and receives recommendations for candidates and manages the process for evaluating candidates. All potential candidates, regardless of their source, are reviewed under the same process. The Nominating Committee (or its chairman) screens the available information about the potential candidate(s). Based on the results of the initial screening, interviews with candidates are scheduled with Nominating Committee members, other members of the Board and senior members of management. Upon completion of these interviews and other due diligence, the Nominating Committee may nominate a candidate to the Board for election.

Candidates for independent Board member positions are identified through recommendations from directors or others associated with the Company, as well as through a formal search process managed by an executive recruiter. Arrowhead stockholders may also recommend candidates by sending the candidate’s name and resume to the Nominating Committee pursuant to the procedures, set forth above, for communication with the Board. As described above, our Bylaws also provide for separate notice procedures to recommend a person for nomination as a director to be considered by stockholders at a meeting, including requirements as to the timing, form and content of a stockholder’s notice.

The Nominating Committee has no predefined minimum criteria for selecting Board nominees, although it believes that all directors should share qualities such as governance and business experience at the corporate level, relevant non-competitive experience and strong communication and analytical skills. Independent directors must meet the criteria for independence set forth by Nasdaq and, as applicable, the SEC. In any given search, the Nominating Committee may also define particular characteristics for candidates to balance the overall mix of skills, backgrounds and characteristics of the Board and the needs of the Company. During any search, the Nominating Committee reserves the right to modify its stated search criteria for exceptional candidates.

The Nominating Committee assesses its effectiveness in achieving its goal of building a diverse board as part of its annual assessment of the composition of the Board.

In 2018, the Board established an ad hoc Science Committee to review and advise on science topics of interest to the Company. The current members of the committee are Mauro Ferrari, Co-chairman, Oye Olukotun, Co-Chairman, and Douglass Given.

No incumbent director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board held during fiscal 2020, and (ii) the total number of meetings held by all committees of the Board during fiscal 2020 on which such person served, in each case during the period in which such person served on the Board or committee.

In addition, all of the directors then serving on the Board attended the virtual 2020 Annual Meeting of Stockholders. It is the Company’s policy to encourage, but not require, that all directors attend our annual stockholder meetings.

10

2021 PROXY STATEMENT    Director Compensation

Director Compensation

Directors who are also employees of the Company receive no separate compensation from the Company for their service as members of the Board. For 2020, the Company maintained the structure of director compensation it adopted in 2019 to provide a base retainer for each director with higher base retainers for service by the Chairman of the Board and the Lead Independent Director. The Company provides additional retainers for committee service with higher retainers for committee leadership. The Compensation Committee believes the structure aligns compensation according to specific leadership and committee service contributions by each director.

The following table sets forth the total compensation paid to our non-employee directors in fiscal 2020. Dr. Anzalone’s compensation is set forth in the discussion of Executive Compensation and in the Summary Compensation Table.

Name	Fee Earned or Paid in Cash ($)	Stock Awards ($) (1) (2)	Total ($)
Douglass Given (3)	$125,417	$507,440	$632,857
Michael S. Perry	$80,000	$507,440	$587,440
Mauro Ferrari (4)	$143,750	$1,572,310	$1,716,060
William Waddill	$73,750	$475,725	$549,475
Marianne De Backer (5)	$52,500	$812,325	$864,825
Adeoye Olukotun (6)	$23,333	$176,000	$199,333

(1)	This column represents the total grant date fair value, computed in accordance with ASC 718, of restricted stock units granted during fiscal year 2020 for each director.

(2)	The RSUs granted to non-employee directors vest one year from the date of grant. RSUs granted to Dr. Ferrari vested as discussed in footnote 4 below.

(3)	Dr. Given’s fees earned in cash include his annual fees of $83,750 and cash compensation relating to a special board project of $41,667.

(4)

Dr. Ferrari’s fees earned in cash include his annual fees of $68,750 and cash compensation relating to a special board project of $75,000. Dr. Ferrari’s stock awards include an award of 26,571 shares of common stock on 2/17/20, valued at $1,096,585. This was made to make up the difference between the number of shares awarded to Dr. Ferrari originally in January 2019 and the number of shares awarded to other directors in January 2019. Additionally, Dr. Ferrari received an award of 7,500 RSUs in January 2020, valued at $475,725 and vesting 1 year from the grant date, which was commensurate with the other directors.

(5)

Dr. De Backer joined the board in December 2019. Upon joining the board, Dr. De Backer received an award of 5,000 RSUs, valued at $336,600 and vesting 1 year from the grant date. Additionally, Dr. De Backer received an award of 7,500 RSUs in January 2020, valued at $475,725 and vesting 1 year from the grant date, which was commensurate with the other directors.

(6)	Dr. Olukotun joined the board in September 2020. Upon joining the board, Dr. Olukotun received an award of 5,000 RSUs, valued at $176,000 and vesting 1 year from the grant date.

As of the last day of fiscal year 2020, the directors held the following outstanding restricted stock unit grants in the aggregate: Douglass Given — 8,000 restricted stock units; Michael S. Perry — 8,000 restricted stock units; Mauro Ferrari — 7,500 restricted stock units; William Waddill — 7,500 restricted stock units; Marianne De Backer — 12,500 restricted stock units; and Adeoye Olukoton — 5,000 restricted stock units.

Vote Required; Recommendation of the Board

The seven nominees receiving more “FOR” votes than “AGAINST” votes, assuming a quorum is present, will be elected to the seven director positions to serve until their terms expire or until their successors have been duly elected and qualified. Because directors are elected by a majority of votes cast, abstentions from voting and broker non-votes will be excluded from the vote and will have no effect on its outcome.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL ONE.

11

2021 PROXY STATEMENT    Proposal Two — Advisory Vote to Approve Executive Compensation

Proposal Two — Advisory Vote to Approve Executive Compensation

The compensation paid to our Named Executive Officers (“NEOs”) is described below in the Compensation Discussion and Analysis of this proxy statement for the year ended September 30, 2020. The Board is asking stockholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, as set forth in the compensation tables and narrative discussion, is hereby APPROVED.”

Although the vote we are asking you to cast is non-binding, the Compensation Committee and the Board value the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our NEOs.

The Board has adopted a policy providing for annual advisory votes to approve executive compensation. Unless the Board modifies its policy on the frequency of holding advisory votes to approve executive compensation, the next such advisory vote will occur in 2022.

Vote Required; Recommendation of the Board

Proposal Two must be approved by the Required Vote, assuming a quorum is present. For this purpose, abstentions will be counted as a vote against the proposal, while broker non-votes will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL TWO.

12

2021 PROXY STATEMENT    Proposal Three — Approval of the Arrowhead Pharmaceuticals, Inc. 2021 Incentive Plan

Proposal Three — Approval of the Arrowhead Pharmaceuticals, Inc. 2021 Incentive Plan

In Proposal 3, we are asking stockholders to approve the adoption of the Arrowhead Pharmaceuticals, Inc. 2021 Incentive Plan (the “2021 Plan”). The 2021 Plan was adopted by the Board on January 26, 2021and will become effective only after approval of stockholders at the Annual Meeting. We believe that employees, directors, consultants and key advisors should have a significant stake in the Company under programs that link compensation to stockholder return. As a result, equity compensation is considered to be an integral part of the Company’s compensation program. The Board approved the 2021 Plan because our 2013 Incentive Plan (the “2013 Plan”) has very limited remaining shares in the 2013 Plan available for grant and the Company does not have any other plans under which equity awards can be granted. If stockholders approve the 2021 Plan, available shares under the 2013 Plan will be cancelled.

The Board believes that the 2021 Plan will promote the interests of stockholders and is consistent with principles of good corporate governance, including:

•

Independent Committee. The 2021 Plan will be administered by our Compensation Committee, which is composed entirely of independent directors who meet the Nasdaq standards for independence and who meet the definition of “non-employee directors” under Rule 16b-3(b)(3).

•

No Discounted Stock Options or SARs. All stock option and stock appreciation rights (“SAR”) awards under the 2021 Plan must have an exercise or base price that is not less than the fair market value of the underlying common stock on the date of grant.

•	No Repricing. Other than in connection with a corporate transaction affecting the Company, the 2021 Plan prohibits any repricing of stock options or SARs without stockholder approval.

•	No Dividends on Unvested Awards. Dividends or dividend equivalent amounts payable in respect of awards are subject to the same vesting and forfeiture restrictions as apply to the underlying awards.

•

Minimum Vesting. All awards are subject to a one-year minimum vesting requirement, provided that we may grant up to a maximum of 5% of the aggregate number of shares available for issuance under the 2021 Plan without such a minimum vesting period and provided further that awards to non-employee directors need not comply with the one year minimum vesting requirement so long as such awards do not vest earlier than the date of the annual meeting following the grant date.

•

Holding Period. All awards granted under the 2021 Plan to our Chief Executive Officer will be subject to a 12-month holding period requirement pursuant to which the Chief Executive Officer may not transfer or dispose of any shares received upon exercise or settlement of an award (net of tax withholding) for a period of 12 months following the date of such exercise or settlement.

Existing Equity Plan Information

We currently have two plans that provide for equity-based compensation. Under the 2004 Equity Incentive Plan and 2013 Incentive Plan, as of January 14, 2021, 496,793 and 6,647,989 shares, respectively, of Arrowhead’s Common Stock are reserved for the grant of stock options, stock appreciation rights, restricted stock awards and performance unit/share awards to employees, consultants and others. No further grants may be made under the 2004 Equity Incentive Plan. As of January 14, 2021, there were options granted and outstanding to purchase 496,793 and 2,286,884 shares of Common Stock under the 2004 Equity Incentive Plan and the 2013 Incentive Plan, respectively, and there were 3,229,700 restricted stock units granted and outstanding under the 2013 Incentive Plan. Also, as of January 14, 2021, there were 1,231,449 shares reserved for options and 731,700 shares reserved for restricted stock units issued as inducement grants to new employees outside of equity compensation plans.

13

2021 PROXY STATEMENT    Proposal Three — Approval of the Arrowhead Pharmaceuticals, Inc. 2021 Incentive Plan

The following table includes aggregated information regarding awards outstanding as of January 14, 2021, and the proposed number of shares issuable under the 2021 Plan:

Outstanding Appreciation Awards Under All Plans	4,015,126
Weighted Average Exercise Price	$19.31
Weighted Average Remaining Term	4.8
Outstanding Full Value Awards Under All Plans	3,961,400
Number of Shares Available for Grant Under All Plans	1,178,905
Number of Shares Requested for 2021 Plan	8,000,000

Reasons for Seeking Stockholder Approval

The Board believes that equity grants are a critical part of the Company’s compensation program. Stockholder approval of the 2021 Plan would allow us to continue to attract and retain employees, directors, consultants and key advisors with equity incentives. The Board believes that the number of shares authorized to be issued under the 2021 Plan is necessary in order to continue to meet our compensation objectives. Stock-based awards comprise a significant component of the compensation of our executive management team and are important tool in attracting and retaining key employees. Furthermore, the Board believes the grant of equity based compensation awards aligns the long-term interests of stockholders and key employees.

When approving the 2021 Plan and the number of shares available for issuance thereunder, the Board considered the burn rate with respect to the equity awards granted by the Company, as well as the Company’s overhang. The burn rate is equal to the total number of equity awards the Company granted in a fiscal year divided by the weighted average common stock outstanding during the year. Overhang is equal to the total number of equity awards outstanding plus the total number of shares available for grant under the Company’s equity plans, divided by the sum of the total common stock outstanding, the number of equity awards outstanding and the total number of shares available for grant under the Company’s equity plans. The Company’s three-year average burn ratefor fiscal years 2020, 2019, and 2018, was approximately 2.8%. The Company’s overhang as of September 30, 2020 was 7.6%. If the 2021 Plan is approved, the Company’s overhang would increase to 13.3%. If this Proposal Three is approved, it is expected we will have enough shares to fund future equity grants under the 2021 Plan for approximately the next five years.

Our stockholders approved the 2013 Plan at our Annual Meeting in 2014. If stockholders do not approve this Proposal Three, the Company can continue to make awards under the 2013 Plan, but we will have very limited shares available for future equity grants.

Summary of the 2021 Plan

On January 26, 2021, the Board adopted the 2021 Plan, subject to approval by our stockholders. This summary is not a complete description of all provisions of the 2021 Plan and is qualified in its entirety by reference to the 2021 Plan, which is attached as Exhibit A to this Proxy Statement.

Purpose. The purpose of the 2021 Plan is to advance the Company’s interests by providing for the grant to participants of stock-based and other incentive awards.

Plan Administration. The 2021 Plan is administered by our Compensation Committee, who has the authority to, among other things, interpret the 2021 Plan, determine eligibility for, grant and determine the terms of awards under the 2021 Plan, and to do all things necessary or appropriate to carry out the purposes of the 2021 Plan. Our Compensation Committee’s determinations under the 2021 Plan are conclusive and binding.

Term. No awards will be made after the tenth anniversary of the plan’s adoption, but previously granted awards may continue beyond that date in accordance with their terms.

Authorized Shares. Subject to adjustment, the maximum number of shares of our common stock that may be delivered in satisfaction of awards under the 2021 Plan is 8,000,000, reduced by any shares of common stock subject to awards made under the 2013 Plan after January 1, 2021. Shares of common stock subject to outstanding awards under the 2013 Plan as of January 1, 2021 that, after January 1, 2021, are canceled, expired, forfeited or otherwise not issued under such award (other than as a result of being tendered or withheld to pay the exercise price or withholding taxes in connection with any such awards) or settled in cash will be added to the number of shares of common stock issuable under the 2021 Plan. There were no shares issued from the 2013 Plan after January 1, 2021 and before January 14, 2021.

14

2021 PROXY STATEMENT    Proposal Three — Approval of the Arrowhead Pharmaceuticals, Inc. 2021 Incentive Plan

Any shares of common stock underlying awards that are settled in cash or that otherwise expire, terminate or are forfeited prior to the issuance of stock, would again be available for issuance under the 2021 Plan. Shares of common stock that are tendered to or withheld by the Company from an award in payment of the exercise price of any award requiring exercise or in satisfaction of the tax withholding requirements with respect to any award and shares of stock purchased by the Company with proceeds from the exercise of stock options will not again be available for issuance under the 2021 Plan. Stock delivered under the 2021 Plan may be authorized but unissued stock or previously issued stock acquired by the Company. On January 14, 2021, the closing price of our common stock as reflected on Nasdaq was $82.86.

Eligibility. Our Compensation Committee selects participants from among the key employees, directors, consultants and advisors of the Company and its affiliates. Eligibility for options intended to be incentive stock options (“ISOs”) is limited to employees of the Company or certain affiliates. As of January 14, 2021, approximately 250 employees and 6 directors would be eligible to participate in the 2021 Plan.

Types of Awards. The 2021 Plan provides for grants of options, SARs, restricted and unrestricted stock and stock units, performance awards, cash awards and other awards convertible into or otherwise based on shares of our stock. Dividend equivalents may also be provided in connection with awards under the 2021 Plan.

Restricted and Unrestricted Stock	A restricted stock award is an award of common stock subject to forfeiture restrictions, while an unrestricted stock award is not subject to restrictions.

Stock Options and SARs	The 2021 Plan provides for the grant of ISOs, non-qualified stock options (“NSOs”), and SARs. The exercise price of an option, and the base price against which a SAR is to be measured, may not be less than the fair market value (or, in the case of an ISO granted to a ten percent stockholder, 110% of the fair market value) of a share of common stock on the date of grant. Subject to the minimum vesting requirement described below, our Compensation Committee determines when stock options or SARs become exercisable and the terms on which such awards remain exercisable. Stock options and SARs will generally have a maximum term of ten years. SARs are payable in cash, in shares of our common stock or in a combination of cash and shares

Stock Units	A stock unit award is denominated in shares of common stock and entitles the participant to receive stock or cash measured by the value of the shares in the future. The delivery of stock or cash under a stock unit may be subject to the satisfaction of performance or other vesting conditions.

Performance Awards	A performance award is an award the vesting, settlement or exercisability of which is subject to specified performance criteria.

Cash Awards	A cash award is an award denominated in cash.

Vesting. Subject to the minimum vesting requirement described in the next sentence, our Compensation Committee has the authority to determine the vesting schedule applicable to each award, and to accelerate the vesting or exercisability of any award. No award may be granted with terms providing for any right of vesting, exercise or lapse of vesting requirements earlier than a date that is at least one (1) year following the date of grant (or, in the case of a performance award, earlier than the one (1) year anniversary of the commencement of the performance period). Notwithstanding the foregoing, the Compensation Committee may grant up to a maximum of 5% of the aggregate number of shares available for issuance under the 2021 Plan without such a minimum vesting period and awards granted to non-employee directors may grant earlier than one (1) year from the date of grant so long as such awards do not vest earlier than the date of the next annual meeting of stockholders following the grant date.

In addition, all awards granted under the 2021 Plan to our Chief Executive Officer will be subject to a 12-month holding period requirement pursuant to which the Chief Executive Officer may not transfer or dispose of any shares received upon exercise or settlement of an award (net of tax withholding) for a period of 12 months following the date of such exercise or settlement.

Termination of Employment. Our Compensation Committee determines the effect of termination of employment or service on an award. Unless otherwise provided by our Compensation Committee or in an award agreement, upon a termination of employment or service all unvested options and other awards requiring exercise will terminate and all other unvested awards will be forfeited.

Performance Criteria. The 2021 Plan provides that grants of performance awards may be made based upon, and subject to achieving, “performance objectives” over a specified performance period. Performance objectives may include, without

15

2021 PROXY STATEMENT    Proposal Three — Approval of the Arrowhead Pharmaceuticals, Inc. 2021 Incentive Plan

limitation, a measure of performance relating to any, or any combination of, the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings.

Transferability. Awards under the 2021 Plan may not be transferred except by will or by the laws of descent and distribution, unless (for awards other than ISOs) otherwise provided by our Compensation Committee.

Corporate Transactions. In the event of a consolidation, merger or similar transaction, a sale or transfer of all or substantially all of the Company’s assets or a dissolution or liquidation of the Company, our Compensation Committee may, among other things, provide for the continuation or assumption of outstanding awards, for new grants in substitution of outstanding awards, for the accelerated vesting or delivery of shares under awards or for a cash-out of outstanding awards, in each case on such terms and with such restrictions as it deems appropriate.

Change in Control. Unless otherwise expressly provided for in the award agreement or another contract, including an employment or severance agreement or severance plan, or under the terms of a transaction constituting a Change in Control, in the event of a Change in Control, each outstanding award will fully vest and become exercisable, including to the maximal value of performance awards. Except as our Compensation Committee may otherwise determine awards not assumed or exercised will terminate in connection with such corporate transaction. Change in Control has the meaning set forth in the 2021 Plan, but generally means a person or entity becoming the owner of securities representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities entitled to vote for directors; the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company continuing to represent more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; the consummation of the sale or disposition by the Company of all or substantially all of its assets; or a change in the composition of the Board, as a result of which fewer than a majority of the directors are incumbent directors.

Adjustment. In the event of certain corporate transactions (including, but not limited to, a stock dividend, stock split or combination of shares, recapitalization or other change in the Company’s capital structure that constitutes an equity restructuring within the meaning of ASC 718), our Compensation Committee will make appropriate adjustments to the maximum number of shares that may be delivered under the 2021 Plan, and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards, the exercise prices of such awards or any other terms of awards affected by such change. Our Compensation Committee may also make the types of adjustments described above to take into account distributions to stockholders and events other than those listed above if it determines that such adjustments are appropriate to avoid distortion in the operation of the plan.

Amendment and Termination. Our Compensation Committee can amend the 2021 Plan or outstanding awards, or terminate the 2021 Plan as to future grants of awards, except that our Compensation Committee will not be able alter the terms of an award if it would affect materially and adversely a participant’s rights under the award without the participant’s consent (unless expressly provided in the 2021 Plan or reserved by our Compensation Committee at the time of grant). Stockholder approval will be required for any amendment to the extent such approval is required by law, including the Code or applicable stock exchange requirements.

Federal Income Tax Consequences Under 2021 Plan

The following is a summary of some of the material federal income tax consequences associated with the grant and exercise of awards under the 2021 Plan under current federal tax laws and certain other tax considerations associated with awards under the 2021 Plan. The summary does not address tax rates or non-U.S., state or local tax consequences, nor does it address employment-tax or other federal tax consequences except as noted.

Restricted Stock. A participant who is awarded or purchases shares subject to a substantial risk of forfeiture generally does not have income until the risk of forfeiture lapses. When the risk of forfeiture lapses, the participant has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to the Company. However, a participant may make an election under Section 83(b) of the Code to be taxed

16

2021 PROXY STATEMENT    Proposal Three — Approval of the Arrowhead Pharmaceuticals, Inc. 2021 Incentive Plan

on restricted stock when it is acquired rather than later, when the substantial risk of forfeiture lapses. An 83(b) election must be made not later than thirty (30) days after the transfer of the shares to the participant and must satisfy certain other requirements. A participant who makes an effective 83(b) election will realize ordinary income equal to the fair market value of the shares as of the time of acquisition less any price paid for the shares. A corresponding deduction will generally be available to the Company. Fair market value for this purpose is determined without regard to the forfeiture restrictions. If a participant makes an effective 83(b) election, no additional income results by reason of the lapsing of the restrictions.

For purposes of determining capital gain or loss on a sale of shares awarded under the 2021 Plan, the holding period in the shares begins when the participant realizes taxable income with respect to the transfer. The participant’s tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if a participant makes an effective 83(b) election and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what the participant paid for the shares (if anything) over the amount (if any) realized in connection with the forfeiture.

ISOs. In general, a participant realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the participant. With some exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the participant (and generally a deduction to the Company) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the participant does not dispose of the shares until after the expiration of these one and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

NSOs. In general, a participant has no taxable income upon the grant of an NSO but realizes income in connection with exercise of the option in an amount equal to the excess (at time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding deduction is generally available to the Company. Upon a subsequent sale or exchange of the shares, any recognized gain or loss is treated as a capital gain or loss for which the Company is not entitled to a deduction. An ISO that is exercised more than three months after termination of employment (other than termination by reason of death) is generally treated as an NSO. ISOs are also treated as NSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

SARs. The grant of a SAR does not itself result in taxable income, nor does taxable income result merely because a SAR becomes exercisable. In general, a participant who exercises a SAR for shares of stock or receives payment in cancellation of a SAR will have ordinary income equal to the amount of any cash and the fair market value of any stock received. A corresponding deduction is generally available to the Company.

Restricted Stock Units. The grant of a restricted stock unit does not itself generally result in taxable income. Instead, the participant is taxed upon vesting (and a corresponding deduction is generally available to the Company), unless he or she has made a proper election to defer receipt of the shares (or cash if the award is cash settled) under Section 409A of the Code (“Section 409A”). If the shares delivered are restricted for tax purposes, the participant will instead be subject to the rules described above for restricted stock.

Section 409A. Section 409A imposes an additional 20% income tax, plus, in some cases, a further income tax in the nature of interest, on nonqualified deferred compensation that does not comply with deferral, payment-timing and other formal and operational requirements specified in Section 409A and related regulations and that is not exempt from those requirements. Stock options and SARs granted under the 2021 Plan are intended to be exempt from Section 409A. The 2021 Plan gives the Compensation Committee the flexibility to prescribe terms for other awards that are consistent with the requirements of, or an exemption from, Section 409A.

Certain Change of Control Payments. Under Section 280G of the Code, the vesting or accelerated exercisability of options or the vesting and payments of other awards in connection with a change of control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards, may be subject to an additional 20% federal tax and may be non-deductible to the Company.

17

2021 PROXY STATEMENT    Proposal Three — Approval of the Arrowhead Pharmaceuticals, Inc. 2021 Incentive Plan

The Board is asking stockholders to cast a vote FOR the following resolution:

“RESOLVED, that the stockholders of the Company approve the 2021 Arrowhead Pharmaceuticals, Inc. 2021 Incentive Plan in a form substantially as provided in Exhibit A to this Proxy Statement.”

Vote Required; Recommendation of the Board

Proposal Three must be approved by the Required Vote, assuming a quorum is present. For this purpose, abstentions will be counted as a vote against the proposal, while broker non-votes will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3

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2021 PROXY STATEMENT    Executive Compensation

Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

The following compensation discussion and analysis contains statements regarding future individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of Arrowhead’s compensation programs and should not be understood to be statements of management’s expectations or guidance. Arrowhead cautions investors not to apply these statements to other contexts. Fiscal years are denoted as fiscal years, all other year references refer to calendar years.

This Compensation Discussion and Analysis describes the compensation program for our NEOs. During fiscal year 2020, these individuals were:

•	Christopher Anzalone, our President and Chief Executive Officer (our “CEO”);

•	Kenneth Myszkowski, our Chief Financial Officer (our “CFO”);

•	Javier San Martin, our Chief Medical Officer (our “CMO”);

•	James Hassard, our Chief Commercial Officer (our “CCO”);

•	Curt Bradshaw, our former Chief Scientific Officer (our “CSO”); and

•	Bruce D. Given, our former Chief Operating Officer (our “COO”).

This Compensation Discussion and Analysis describes the material elements of our executive compensation program during 2020. It also provides an overview of our executive compensation philosophy and objectives and summarizes our executive compensation policies and practices. Finally, it analyzes how and why the Compensation Committee of our Board of Directors (the “Compensation Committee”) arrived at the specific compensation decisions for our executive officers, including our NEOs for 2020 including the key factors that the Compensation Committee considered in determining their compensation.

Our Company

We develop medicines that treat intractable diseases by silencing the genes that cause them. Using a broad portfolio of RNA chemistries and efficient modes of delivery, our therapies trigger the RNA interference mechanism to induce rapid, deep and durable knockdown of target genes. RNA interference, or RNAi, is a mechanism present in living cells that inhibits the expression of a specific gene, thereby affecting the production of a specific protein. Arrowhead’s RNAi-based therapeutics leverage this natural pathway of gene silencing.

Arrowhead is focused on developing innovative drugs for diseases with a genetic basis, typically characterized by the overproduction of one or more proteins. The depth and versatility of our RNAi technologies enable us to potentially address conditions in virtually any therapeutic area and pursue disease targets that are not otherwise addressable by small molecules and biologics.

2020 Business Highlights

•

Reported interim multiple-dose results on two cardiometabolic candidates ARO-APOC3, being developed as a potential treatment for patients with severe hypertriglyceridemia, and ARO-ANG3, being developed for the treatment of dyslipidemias and metabolic diseases, showing high levels of reduction in APOC3, ANGPTL3, triglycerides, and other lipid parameters;

•

Dosed the first patients in AROHSD1001, a Phase 1/2 clinical study of ARO-HSD, the Company’s investigational RNAi therapeutic being developed as a treatment for patients with alcohol related and nonalcohol related liver diseases, such as nonalcoholic steatohepatitis;

•

Opened a second Research and Development facility in San Diego, which allows Arrowhead to tap into additional skill sets in one the country’s premier biotech hubs and also expands capacity for preclinical models to do more early research work in parallel;

•	Earned a $20 million milestone payment from Amgen following the administration of the first dose of olpasiran, formerly referred to as AMG 890 and ARO-LPA, in a Phase 2 clinical study;

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2021 PROXY STATEMENT    Executive Compensation

•

Completed planned enrollment and dosing of 93 subjects in AROANG1001, a Phase 1/2 clinical study of ARO-ANG3, the Company’s investigational RNAi therapeutic being developed for the treatment of mixed dyslipidemia;

•

Completed planned enrollment and dosing of 80 subjects in AROAPOC31001, a Phase 1/2 clinical study of ARO-APOC3, the Company’s investigational RNAi therapeutic being developed for the treatment of hypertriglyceridemia, and expanded the study to include up 112 subjects;

•	Initiated a Phase 1b study of ARO-HIF2, the company’s first tumor targeted investigational RNAi therapeutic being developed as a treatment for patients with clear cell renal cell carcinoma;

•

Presented new clinical data at The Liver Meeting Digital Experience, the Annual Meeting of the American Association for the Study of Liver Disease (“AASLD”) on ARO-AAT, Arrowhead’s candidate against liver disease associated with alpha-1 antitrypsin deficiency, showing that ARO-AAT strongly reduced the production of mutant Z-AAT protein and led to improvements in multiple biomarkers of alpha-1 liver disease;

•

Executed and closed an agreement with Takeda to co-develop and co-commercialize ARO-AAT, which includes a $300 million upfront payment, $740 million in potential milestone payments, a 50/50 profit sharing agreement in the U.S., and 20-25% royalty on sales outside the United States;

•	Ended fiscal 2020 with $453 million in cash and investments; and

•	Achieved 53% total stockholder return (“TSR”) in fiscal 2020.

Business Development

Takeda Pharmaceutical Company Limited.

In October 2020, Arrowhead entered into a collaboration and license agreement with Takeda Pharmaceuticals U.S.A., Inc. (“Takeda”) to develop and commercialize ARO-AAT, a Phase 2 investigational therapy in development to treat alpha-1 antitrypsin-associated liver disease.

Under the terms of the agreement, Takeda and Arrowhead will co-develop ARO-ATT which, if approved, will be co-commercialized in the United States under a 50/50 profit-sharing structure. Outside of the United States, Takeda will lead the global commercialization strategy and receive an exclusive license to commercialize ARO-AAT with Arrowhead eligible to receive tiered royalties of 20-25% on net sales. In January 2021, Arrowhead received an upfront payment of $300 million. Additionally, the Company is eligible to receive potential development, regulatory and commercial milestones up to $740 million.

Platform

In 2020, Arrowhead continued to develop and deploy our Targeted RNAi Molecule platform (“TRiM™) to identify and develop new therapeutics, including ARO-Lung2 and ARO-COV. TRiM™ utilizes ligand-mediated delivery and is designed to enable tissue-specific targeting, while being structurally simple. The TRiM™ platform is designed to offer several potential competitive advantages including:

•	A more sophisticated RNAi trigger selection and screening process that identifies potent sequences rapidly in locations that RNAi competitors may miss;

•	Multiple routes of administration including subcutaneous, intravenous, and inhaled;

•	Faster time to clinical candidates;

•	Optimal pharmacologic activity and long duration-of-effect;

•	Potentially wide safety margins;

•	Simplified manufacturing at reduced cost; and

•	The promise of taking RNAi to tissues beyond the liver.

Pipeline

We are focused on developing innovative drugs for diseases with a genetic basis, typically characterized by the overproduction of one or more proteins. The depth and versatility of our RNAi technologies enable us to address conditions in virtually any therapeutic area and pursue disease targets that are not otherwise addressable by small molecules and biologics.

The timing of our planned and already filed clinical trial applications (“CTA”) discussed below are based on calendar years, not fiscal years.

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2021 PROXY STATEMENT    Executive Compensation

Clinical Stage Candidates

ARO-ANG3 is designed to reduce production of angiopoietin-like protein 3 (“ANGPTL3”), a liver synthesized inhibitor of lipoprotein lipase and endothelial lipase. ANGPTL3 inhibition has been shown to lower serum LDL, serum and liver triglyceride and has genetic validation as a novel target for cardiovascular disease.

•	2017: Target identified.

•	2018: Filed for regulatory clearance to begin a Phase 1 study.

•

2019: Clinical trial commenced. Initial results from AROANG1001 presented at the 2019 Global Summit on Cardiology and heart Diseases and the November 2019 American Heart Association meeting. Key data include:

•	Dose dependent reductions in serum ANGPTL3 (mean maximum reduction ranging from 55% in the 35 mg cohort to 83% in the 300 mg cohort), which were maintained through the end of the study.

•

Dose dependent reduction in triglycerides and VLDL-C (mean maximum triglyceride reduction ranging from 31% in the 35 mg cohort and 66% in the 200 mg cohort and mean maximum VLDL-C ranging from 30% in the 35 mg cohort to 65% in the 200 mg cohort). Reductions in trig2lycerides and VLDL-C in the 200 mg and 300 mg cohorts were maintained through end of study.

•	2020: Completed planned enrollment in AROANG1001 and published additional preliminary data.

ARO-APOC3 is designed to reduce production of Apolipoprotein C-III (apoC-III), a component of triglyceride rich lipoproteins (“TRLs”) including VLDL and chylomicrons and a key regulator of triglyceride metabolism. The company believes that knocking down the hepatic production of apoC-III may result in reduced VLDL synthesis and assembly, enhanced breakdown of TRLs, and better clearance of VLDL and chylomicron remnants.

•	2017: Target identified.

•

2019: Clinical trial commenced. Initial results from AROAPOC31001 presented at the 2019 Global Summit on Cardiology and heart Diseases and the November 2019 American Heart Association meeting. Key data include:

•	Dose dependent reductions in serum APOC3 (mean maximum reduction ranging from 72% in the 10 mg cohort to 94% in the 100 mg cohort), which were maintained through the end of the study.

•

Dose dependent reduction in triglycerides and VLDL-C (mean maximum triglyceride reduction ranging from 53% in the 10 mg cohort and 64% in the 100 mg cohort and mean maximum VLDL-C ranging from 53% in the 10 mg cohort to 68% in the 50 mg cohort). These reductions were maintained through the end of study.

•	2020: Completed planned enrollment in AROAPOC31001 and published additional preliminary data.

ARO-ENaC is an orally inhaled investigational RNAi therapeutic being developed as a treatment for patients with cystic fibrosis

•	2020: Investigational New Drug application (“IND”) filed and Phase 1/2a clinical trial commenced.

ARO-HIF2 is being developed as a treatment for patients with clear cell renal cell carcinoma (“ccRCC”). ccRCC is one of the most common forms of kidney cancer. Most patients with ccRCC have a mutation in the Von Hippel-Lindau gene, rendering them unable to degrade HIF-2a, which leads to accumulation during tumor hypoxia and promotes tumor growth.

•	2019: IND filed.

•	2020: Commenced patient enrollment in a Phase 1 study.

ARO-HSD is being developed as a treatment for patients with alcohol related and nonalcohol related liver diseases such as nonalcoholic steatohepatitis (“NASH”). ARO-HSD is designed to reduce the production of HSD17B13, a member of the hydroxysteroid dehydrogenase family involved in the metabolism of hormones, fatty acids, and bile acids. Published genetic data indicate a loss of function mutation in HSD17B13 provides strong protection against alcoholic hepatitis, cirrhosis and NASH. This genetic validation gives us confidence about the target gene.

•	2019: Clinical trial application filed.

•	2020: Dosed first patients in a Phase 1/2 clinical study.

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2021 PROXY STATEMENT    Executive Compensation

Partnered Programs

ARO-AAT is a clinical-stage RNAi therapeutic candidate for the treatment of liver disease associated with alpha-1 antitrypsin deficiency. ARO-AAT is designed to knock down the Alpha-1 antitrypsin (“AAT”) gene transcript and reduce the hepatic production of the mutant AAT protein. ARO-AAT is a next-generation subcutaneously administered compound that follows a previous generation AAT compound ARC-AAT.

•	2017: ARO-AAT nominated; CTA filed.

•	2018: Clinical trial commenced. Initial results from AROAAT1001 were presented in November 2018 at The Liver Meeting®, the Annual Meeting of the AASLD. Key data include:

•	Three monthly doses of 300 mg ARO-AAT led to reductions in serum alpha-1 antitrypsin to below the level of quantitation in 100% of subjects.

•	Reductions were sustained for greater than 14 weeks indicating that quarterly or less frequent dosing appears feasible.

•	Single and multiple doses of ARO-AAT appeared to be well-tolerated at all doses tested.

•	2019: One phase 2/3 and one Phase 2 trial were initiated (enrolling concurrently):

•

SEQUOIA, a potentially pivotal multi-center, multi-dose, placebo-controlled, adaptive Phase 2/3 study to evaluate the safety, efficacy and tolerability of ARO-AAT, administered subcutaneously to patients with alpha-1 antitrypsin deficiency

•

AROAAT2002, a pilot open-label, multi-dose, Phase 2 study to assess changes in a novel histological activity scale in response to ARO-AAT over time in patients with alpha-1 antitrypsin deficiency associated liver disease.

•

2020: Presented new clinical data showing ARO-AAT strongly reduced the production of mutant Z-AAT protein and led to improvements in multiple biomarkers of alpha-1 liver disease; Signed an agreement with Takeda to co-develop and co-commercialize ARO-AAT earning a $300 million up-front payment and $740 million in potential milestone payments, as well as a 50/50 profit sharing agreement in the United States, and 20-25% royalties on sales outside of the United States.

JNJ-3989 (formerly ARO-HBV) is an RNAi therapeutic candidate for the treatment of chronic hepatitis B infection with the goal of achieving a functional cure. JNJ-3989 (ARO-HBV) is a next-generation subcutaneously administered compound that follows previous generation HBV compounds ARC-520 and ARC-521.

•	2017: JNJ-3989 (ARO-HBV) nominated; CTA filed.

•	2018: Clinical trial commenced. Clinical data presented at the World Gastroenterologists Summit and at the AASLD Liver Meeting® 2018 demonstrating:

•	Mean HBsAg reduction of -1.9 Log10 (-98.7%) with a range of -1.3 Log10 (-95.0%) to -3.8 Log10 (-99.98%).

•	JNJ-3989 (ARO-HBV) appeared to be well-tolerated at monthly doses up to 400 mg.

•

2018: Signed a license agreement with Janssen Pharmaceuticals, Inc., part of the Janssen Pharmaceuticals Companies of Johnson & Johnson, for JNJ-3989 (ARO-HBV) and a collaboration agreement for up to three RNAi therapeutic candidates that use our proprietary TRiM™ platform against new targets to be selected by Janssen.

•	The total potential deal value is approximately $3.7 billion plus royalties on commercial sales.

•

Received $175 million as an upfront payment and received $75 million in the form of an equity investment by Johnson & Johnson Innovation — JJDC, Inc., at a premium price of $23.00 per share of Arrowhead common stock.

•

2019: Arrowhead initiated dosing in the triple combination cohort (cohort 12) in the Company’s ongoing Phase 1/2 study of JNJ-3989 (ARO-HBV) earning a $25 million milestone payment. The Company earned an additional $25 million milestone payment following the initiation of dosing in Janssen’s phase 2b study of JNJ-3989 (ARO-HBV).

•	2019: Janssen selected one of its three potential targets under the 2018 collaboration agreement and the Company is developing a drug, ARO-JNJ1, under the collaboration.

Olpasiran (formerly AMG 890 and ARO-LPA) is designed to reduce production of apolipoprotein A, a key component of lipoprotein(a), which has been genetically linked with increased risk of cardiovascular diseases, independent of cholesterol and LDL levels.

•	2016: Amgen, Inc. (“Amgen”) acquired a worldwide, exclusive license to develop and commercialize AMG 890 (ARO-LPA).

•	2018: Amgen administered the first dose of olpasiran (AMG 890 / ARO-LPA) in a Phase 1 clinical study, which earned Arrowhead a $10 million milestone payment.

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2021 PROXY STATEMENT    Executive Compensation

•	2020: Amgen administered the first dose of olpasiran (AMG 890 / ARO-LPA) in a Phase 2 clinical study, which earned Arrowhead a $20 million milestone payment.

Candidates in Development

ARO-Lung2 is being developed against an undisclosed target as a potential treatment for chronic obstructive pulmonary disorder (COPD).

ARO-COV is being developed to address the current novel coronavirus that causes COVID-19 and other possible future pulmonary-borne pathogens.

Financial Results

•	Revenue — Generated revenue of $88.0 million, compared to revenues of $168.8 million in fiscal 2019 and $16.1 million in fiscal 2018;

•	Net Loss — Recorded net loss of $84.6 million, compared to net income of $68.0 million in fiscal 2019 and net loss of $54.5 million in fiscal 2018;

•	Net Loss Per Share — Recorded net loss per share (diluted) of $0.84, compared to net income per share (diluted) of $0.69 in fiscal 2019 and net loss per share (diluted) of $0.65 in fiscal 2018;

•	Cash at end of fiscal 2020 — Cash and investments of cash totaled $453 million at September 30, 2020; and

•	Total Stockholder Return — 53% in fiscal 2020.

Executive Compensation Highlights

Based on our overall operating environment and these results, the Compensation Committee took the following key actions and maintained key policies with respect to the compensation of our NEOs for 2020:

•	Base Salary — Approved base salary increases of up to 30% for our current NEOs.

•

Annual Incentive Compensation — Approved annual cash bonuses for 2020 of 100% of target annual incentive compensation opportunities, including an annual cash bonus for our CEO in the amount of $820,000, equal to 100% of his target annual incentive compensation opportunity.

•

Equity Compensation — Granted our CEO a long-term incentive compensation opportunity in the form of a performance-based restricted stock unit (“PRSU”) award. This CEO PRSU award will vest upon the achievement of nine equally weighted, pre-established and rigorous performance milestones, each with a grant date value of $6.3 million. The Compensation Committee also granted our other NEOs long-term incentive compensation opportunities in the form of time-based restricted stock unit (“RSU”) awards that may be settled for shares of our common stock with grant date values ranging from $5.4 to $15.9 million. A minimum three-year vesting is required for time-based equity awards granted to our other executive officers.

•

Clawback Policy — Maintained a clawback policy allowing the Company to recover compensation from any executive officer should the Board of Directors determine that a material misstatement of the Company’s financial statements was due to fraud, negligence, or intentional misconduct by any executive officer of the Company.

•	Ownership Guidelines — Maintained the achievement of stock ownership guidelines of six times his annual base salary for our CEO and twice the annual base salary for our CFO.

•

“Double Trigger” Feature for Acceleration of Equity Awards — Maintained the agreements for outstanding equity awards granted to our CEO pursuant to our 2004 Equity Incentive Plan and 2013 Incentive Plan to provide that, upon a change in control of the Company, the vesting of such awards will accelerate only in the event of a subsequent involuntary termination of employment (a “double-trigger” arrangement).

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2021 PROXY STATEMENT    Executive Compensation

Advisory Vote to Approve Named Executive Officer Compensation

At our 2020 Annual Meeting of Stockholders in March 2020, we conducted a non-binding stockholder advisory vote to approve the compensation of our NEOs (commonly known as a “Say-on-Pay” vote). Our stockholders approved the Say-on-Pay proposal with approximately 98% of the votes cast in favor of the proposal. Based on the vote and feedback from our stockholders, we attribute the high approval percentage primarily to the following factors:

•	Continued practice of awarding 100% performance-based equity awards for our CEO which is preferred by stockholders and unusual in our peer group;

•

Adjustments in our compensation practices including adoption of minimum vesting requirements; compensation recovery (“clawback”) policy, double-trigger acceleration of equity awards for our CEO; and stock ownership guidelines for our CEO and CFO;

•	Achievement of aggressive corporate goals in 2019 and 2020; and

•	Substantial increases in market capitalization and TSR from 2018 through 2020.

Since 2018, we have continued our stockholder engagement program, reaching out to our top 20 institutional stockholders beneficially owning over 50% of our outstanding common stock to solicit their views and concerns and reviewed the feedback and policies of ISS. Based on this review, as well as our commitment to good corporate governance, the Compensation Committee continued the above mentioned practices for the executive compensation review in 2020.

At our 2019 annual meeting, we asked our stockholders to recommend the frequency of future stockholder advisory votes on the compensation of the Company’s NEOs. Stockholders recommended an annual non-binding vote, and we are following that recommendation.

Additionally, at our 2020 annual meeting, in response to feedback from other stockholders we recommended and stockholders adopted changes to the Company’s by-laws to adhere to a majority vote standard for director elections.

We value the opinions of our stockholders and will continue to consider the outcome of future Say-on-Pay votes, as well as feedback received throughout the year, when making compensation decisions for our executive officers. The Compensation Committee is committed to being responsive to stockholder feedback regarding our executive compensation program, policies, and practices, including concerns expressed through the Say-on-Pay vote.

Pay-for-Performance Analysis

We believe our executive compensation program is reasonable, competitive and appropriately balances the goals of attracting, motivating, rewarding, and retaining our executive officers with the goal of aligning their interests with those of our stockholders. To ensure this alignment and to motivate and reward individual initiative and effort, a significant portion of our executive officers’ target annual total direct compensation opportunity is both performance-based and “at-risk.”

We emphasize performance-based compensation that appropriately rewards our executive officers, including our NEOs, through two separate compensation elements:

•

First, we provide the opportunity to participate in our annual incentive compensation plan which provides cash payments if they produce short-term financial, operational, and strategic results that meet or exceed the objectives set forth each year in our annual operating plan.

•

In addition, we grant equity awards as long-term incentive compensation. For our CEO in fiscal 2020, these awards are to be earned based entirely on the achievement of pre-established corporate performance objectives which are both challenging and designed to drive our financial and operational performance and long-term growth, and, in the case of our other executive officers, are either dependent on the future appreciation in value of our common stock or are subject to the risk of fluctuations in the value of our common stock and, therefore, are “at risk.”

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2021 PROXY STATEMENT    Executive Compensation

The pay mix for our CEO for each of the last three fiscal years illustrates the ongoing emphasis on our performance-based compensation philosophy:

We believe that, ultimately, the creation of sustainable long-term stockholder value will depend on our ability to successfully bring to market the products we develop or partner with strategic collaborators to bring them to market. Consequently, the Compensation Committee strives to incent our executive officers to create that value through a robust and attractive pipeline of drug candidates. As a result, our executive compensation program is designed to provide incentives that facilitate these efforts. Particularly for our CEO, the Compensation Committee has awarded performance milestone-based equity awards directly linked to goals that promote the development of our pipeline and other related business and market-based objectives. The Compensation Committee closely tracks the progress against these objectives to monitor our success over each product’s development period and evaluates our executive officers primarily on that progress.

To ensure that we remain faithful to our compensation philosophy, the Compensation Committee regularly evaluates the relationship between the reported values of the equity awards granted to our executive officers, the amount of compensation realizable (and, ultimately, realized) from such awards in subsequent years and our total stockholder return over this period.

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2021 PROXY STATEMENT    Executive Compensation

Executive Compensation Policies and Practices

We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. The Compensation Committee evaluates our executive compensation program on a regular basis to ensure that it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following summarizes our executive compensation and related policies and practices:

WHAT WE DO	WHAT WE DON’T DO

✓  Maintain an Independent Compensation Committee. The Compensation Committee consists solely of independent directors.

✓  Retain an Independent Compensation Advisor. The Compensation Committee engaged its own compensation advisor to provide information and analysis with its 2020 compensation review, and other advice on executive compensation independent of management. This consultant performed no consulting or other services for us in 2020.

✓  Annual Executive Compensation Review. The Compensation Committee conducts an annual review and approval of our compensation strategy, including a review and determination of our compensation peer group used for comparative purposes and a review of our compensation-related risk profile to ensure that our compensation programs do not encourage excessive or inappropriate risk-taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on us.

✓  Compensation At-Risk. Our executive compensation program is designed so that a significant portion of compensation is “at risk” based on our performance, as well as short-term cash and long-term equity incentives to align the interests of our executive officers and stockholders.

✓  Stock Ownership Policy. We maintain a stock ownership policy that requires our CEO and CFO to maintain a minimum ownership level of our common stock.

✓  Compensation Recovery (“Clawback”) Policy. We have established a clawback policy allowing the Company to recover compensation should the Board determine that a material misstatement of the Company’s financial statements was due to fraud, negligence, or intentional misconduct by any executive officer of the Company.

✓  Conduct an Annual Stockholder Advisory Vote on NEO Compensation. We conduct an annual stockholder advisory vote on the compensation of our NEOs.

✓  Use a Pay-for-Performance Philosophy. The majority of our CEO’s compensation is directly linked to corporate performance; we also structure target total direct compensation opportunities with a significant long-term equity component, thereby making a substantial portion of the CEO’s and each additional executive officer’s target total direct compensation dependent upon our stock price and/or total stockholder return.

✓  “Double Trigger” Feature for Acceleration of CEO Equity Awards — The outstanding equity awards granted to our CEO pursuant to our 2004 Equity Incentive Plan and 2013 Incentive Plan provide that, upon a change in control of the Company, the vesting of such awards will accelerate only in the event of a subsequent involuntary termination of employment (a “double-trigger” arrangement).

✘  No Executive Retirement Plans. We do not offer pension arrangements or retirement plans or arrangements to our executive officers that are different from or in addition to those offered to our other employees.

✘  No Perquisites. Currently, we do not provide perquisites or other personal benefits to our executive officers.

✘  No Special Welfare or Health Benefits. Our executive officers participate in broad-based Company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried employees, except for a premium for life insurance for our CEO.

✘  No Post-Employment Tax Payment Reimbursement. We do not provide any tax reimbursement payments (including “gross-ups”) on any severance or change-in-control payments or benefits.

✘  No Hedging and Limit on Pledging of Our Equity Securities. We prohibit our executive officers and the non-employee members of our Board from hedging our equity securities. Our board members and executive officers may pledge up to 50% of owned and vested shares with the approval of the Board.

✘  No Dividends or Dividend Equivalents Payable on Unvested Equity Awards. We do not pay dividends or dividend equivalents on unvested RSU awards or PRSU awards.

✘  No Stock Option Re-pricing. Our employee stock plan does not permit options to purchase shares of our common stock to be repriced to a lower exercise or strike price without the approval of our stockholders.

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2021 PROXY STATEMENT    Executive Compensation

Executive Compensation Philosophy

Our executive compensation philosophy reflects our two fundamental objectives:

•	to attract, motivate, and retain a highly skilled team of executives; and

•	to align our executive officers’ interests with those of our stockholders by rewarding short-term and long-term performance and aligning compensation to increases in stockholder value.

We believe that the compensation of our executive officers should be directly linked to the achievement of specific objectives that are expected to increase stockholder value. In furtherance of this goal, the Compensation Committee has established the following guidelines as a foundation for compensation decisions:

•

provide a competitive total compensation package that enables us to attract, retain, and motivate highly-qualified executives with the skills and experience required for the achievement of business goals;

•	promote the achievement of key strategic and financial performance measures by linking short-term and long-term compensation to the achievement of measurable goals;

•	reward significant achievements outside of pre-established goals;

•

recognize that pharmaceutical research, development, and commercialization require sustained and focused effort over many years, and involve a high degree of risk and therefore balance incentives for short-term and long-term compensation;

•

employ outside compensation expertise and market data from industry peers to help assure that our compensation policies and practices are consistent with industry practice and meet our goals for our compensation program;

•	consider our cash resources and cost of capital to balance cash and equity compensation; and

•	align our executive officers’ incentives with the creation of stockholder value.

Executive Compensation Program Design

Our practice is to combine a mixture of compensation elements that balance achievement of our short-term goals with our longer-term performance. Currently, our executive compensation program consists of three principal elements:

•	base salary;

•	an annual incentive compensation opportunity; and

•	long-term incentive compensation in the form of equity awards.

We believe that cash compensation in the form of base salary and an annual incentive compensation opportunity provides our executive officers with short-term rewards for success in operations, and that long-term incentive compensation in the form of RSU and PRSU awards that may be settled for shares of our common stock, and options to purchase shares of our common stock, align the objectives of our executive officers with those of our stockholders with respect to long-term performance and success.

The Compensation Committee takes into consideration, among other things, our financial and working capital condition when approving performance objectives and making compensation decisions for our executive officers. Since we seek to preserve cash and do not have marketed products, overall target total direct compensation opportunities are weighted more heavily toward long-term incentive compensation in the form of equity awards. Thus, a significant portion of each executive officer’s target total direct compensation is “at risk,” and dependent on the increase in the value of our common stock. The Compensation Committee periodically reassesses the appropriate weighting of cash and equity compensation.

In the case of long-term incentive compensation, typically the Compensation Committee designs these awards to vest, or be earned, over a multi-year period, meaning that long-term value creation, contrasted with short-term gain, presents the best opportunity for our executive officers to benefit from their awards.

We do not maintain a specific policy on the percentage allocation between short-term and long-term incentive compensation elements.

Governance of Executive Compensation Program

Role of the Compensation Committee

The Compensation Committee discharges many of the responsibilities of our Board relating to the compensation of our executive officers, including our NEOs, and the non-employee members of our Board. The Compensation

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2021 PROXY STATEMENT    Executive Compensation

Committee has overall responsibility for overseeing our compensation and benefits philosophy and policies generally, overseeing and evaluating the compensation plans, policies, and practices applicable to our CEO and our other executive officers, and ensuring that the target total direct compensation opportunities of our executive officers, including our NEOs, are consistent with our compensation philosophy, policies, and objectives.

The members of the Compensation Committee are appointed by our Board, and each member is an independent director (as “independence” is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). Currently, the members of the Compensation Committee are Michael S. Perry (Chairman), Marianne De Backer, Mauro Ferrari, Adeoye Olukoton and William Waddill.

The Compensation Committee reviews our executive compensation program annually on a calendar year basis, generally in December. The Compensation Committee draws on a number of resources to assist in the evaluation of the various components of our executive compensation program including, but not limited to, input from our CEO, the advice of an external compensation consultant (as identified below) retained by the Compensation Committee, information provided in the public filings of industry peers and industry data compiled yearly by Radford in its Global Life Sciences Survey, which represents a nationally-based assessment of executive compensation widely used within the pharmaceutical and biotechnology industry sectors.

The Compensation Committee relies upon the judgment of its members in making compensation decisions. In addition, the Compensation Committee incorporates judgment in the assessment process to respond to and adjust for the evolving business environment. The members of the Compensation Committee have extensive experience in executive management, as well as compensation practices and policies.

Compensation-Setting Process

The Compensation Committee develops recommendations for the target total direct compensation opportunities for our executive officers, including our NEOs. The Compensation Committee does not use a single method or measure in making its compensation decisions, nor does it position compensation levels based upon a specific or target level relative to a peer group or other companies. Nonetheless, the pay practices at other companies are an important factor that the Compensation Committee considers in assessing the reasonableness of compensation and ensuring that our compensation practices are competitive in the marketplace.

Generally, the Compensation Committee evaluates the compensation of our executive officers relative to the median of the competitive market. However, as discussed hereafter, various other factors are taken into consideration in determining our executive officers’ compensation and the Compensation Committee does not target compensation at any specific level relative to the competitive market. When reviewing our current executive compensation arrangements and approving each compensation element and the target total direct compensation opportunity for our executive officers, the Compensation Committee considers the following factors:

•	Our performance against the financial and operational objectives established by the Compensation Committee and our Board;

•	Each individual executive officer’s skills, experience, and qualifications relative to other similarly-situated executives at the companies in our compensation peer group;

•	The scope of each executive officer’s role compared to other similarly-situated executives at the companies in our compensation peer group;

•

The performance of each individual executive officer, based on a subjective assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function and work as part of a team, all of which reflect our core values;

•	The compensation practices of our compensation peer group and the positioning of each executive officer’s compensation in a ranking of peer company compensation levels; and

•	The recommendations provided by our CEO with respect to the compensation of our other executive officers.

These factors provide the framework for compensation decision-making and final decisions regarding the compensation opportunity for each executive officer. No single factor is determinative in setting pay levels, nor was the impact of any factor on the determination of pay levels quantifiable.

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2021 PROXY STATEMENT    Executive Compensation

Role of Chief Executive Officer

In discharging its responsibilities, the Compensation Committee works with members of our management, including our CEO. Our management assists the Compensation Committee by providing information on corporate and individual performance, market compensation data, and management’s perspective on compensation matters. The Compensation Committee solicits and reviews our CEO’s recommendations with respect to the compensation levels for individual executive officers other than himself based on the performance evaluation of each executive officer’s manager and his own evaluation of the executive officer’s performance.

The Compensation Committee reviews and discusses these recommendations and proposals with our CEO and considers them as one factor in formulating the recommendations for the compensation for our executive officers, including our other NEOs. Our CEO recuses himself from all discussions and recommendations regarding his own compensation.

Role of Compensation Consultant

The Compensation Committee engages an external compensation consultant to assist it by providing information, analysis, and other advice relating to our executive compensation program and the decisions resulting from its annual executive compensation review. The Compensation Committee has the final authority to engage and terminate the engagement of any compensation consultant that it retains.

For the period from October 2018 through the present, the Compensation Committee engaged Compensia, Inc., a national compensation consulting firm, as its external compensation consultant (“Compensia”). Compensia assisted the Compensation Committee in its review of executive and non-employee director compensation practices for 2020, including the competitiveness of compensation levels, executive compensation design, comparisons with our industry peers, and other technical considerations.

•	Review and update of our compensation peer group;

•	Review and analysis of the compensation arrangements for our executive officers, including our NEOs;

•	Review and analysis of the compensation arrangements for the non-employee members of our Board of Directors;

•	Review and update of the Compensation Discussion and Analysis section of our proxy statement for our 2021 Annual Meeting of Stockholders; and

•	Support on other ad hoc matters.

The terms of Compensia’s engagement include reporting directly to the Compensation Committee and to the Compensation Committee chair.

In 2020, Compensia did not provide any other services to us. The Compensation Committee has evaluated Compensia’s independence pursuant to the listing standards of the Nasdaq and the relevant SEC rules and has determined that no conflict of interest has arisen as a result of the work performed by Compensia.

Competitive Positioning

For each of the past seven years, the Compensation Committee has directed its external compensation consultant to conduct a comparative study and report on compensation levels and practices relative to industry peers, including a competitive assessment of our executive compensation program as compared to the market data for base salaries, target total cash compensation, long-term incentive compensation, and target total direct compensation. Typically, the findings of this study are presented to the Compensation Committee by the compensation consultant in conjunction with the Compensation Committee’s annual review of our executive compensation program.

Because the biotechnology sector is dynamic, the comparator group used by the Compensation Committee to assess the competitive positioning of the compensation of our executive officers is updated annually to ensure that peer companies continue to meet the established criteria. For purposes of its review of our executive compensation program in fiscal 2020, the Compensation Committee directed Compensia to update its compensation peer group reflecting the competitive market for executive talent based on the following criteria:

•	Publicly-held, pre-commercial U.S. biotechnology companies;

•	Companies with market capitalizations between 0.5x to 2.0x our market capitalization at the time of the peer selection; and

•	Companies with between 50 to 500 employees.

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2021 PROXY STATEMENT    Executive Compensation

The compensation peer group was selected in such a manner that our market capitalization was very near the median for all peer companies. Consideration was also given to the frequency or infrequency with which a company was identified as a peer with other peer companies. The increase in the Company’s market capitalization indicated significant redesign of the peer group for 2020.

For 2020, the compensation peer group consisted of the following companies:

Acceleron Pharma	Global Blood Therapeutics
Allakos	Iovance Biotherapeutics
Allogene Therapeutics	Mirata Therapeutics
Arena Pharmaceuticals	MyoKardia
Atara Biotherapeutics	Sangamo Therapeutics
Audentes Therapeutics	Tricida
Blueprint Medicines	Voyager Therapeutics
Cytokinetics	Xencor
Dicerna Pharmaceuticals	Zogenix

The compensation study prepared by Compensia and presented in December 2019 provided an assessment of our compensation practices as compared to industry peers. Compensation levels for our executive officers, in the aggregate, were determined to be within the range of compensation provided to similarly placed executives and consistent with our compensation philosophy.

Individual Compensation Elements

In 2020, the principal elements of our executive compensation program were as follows:

•	base salary;

•	an annual incentive compensation opportunity;

•	long-term incentive compensation in the form of equity awards;

•	welfare and health benefits; and

•	post-employment compensation arrangements.

Base Salary

Base salary represents the fixed portion of the compensation of our executive officers, including our NEOs, and is an important element of compensation intended to attract and retain highly-talented individuals.

The initial base salaries for our executive officers were negotiated on an individual basis at the time of hire. Thereafter, using the competitive market data provided by its compensation consultant, the Compensation Committee reviews and determines adjustments to the base salaries for each of our executive officers, including our NEOs, as part of its annual executive compensation review. In addition, the base salaries of our executive officers may be adjusted by the Compensation Committee in the event of a promotion or significant change in responsibilities. Generally, the Compensation Committee sets base salaries with reference to the competitive range of the market median of our compensation peer group and applicable executive compensation survey data, as well as its assessment of the factors described in “Governance of Executive Compensation Program — Compensation-Setting Process” above.

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2021 PROXY STATEMENT    Executive Compensation

The base salaries of our NEOs for 2019 and 2020 were as follows: The increase in base salary for our CEO, our CFO, and our former COO reflect the increased complexity of the Company’s business and their individual roles.

Named Executive Officer	2020 Base Salary	2019 Base Salary	Percentage Adjustment
Christopher Anzalone President & CEO	$820,000	$682,500	20%
Kenneth Myszkowski Chief Financial Officer	$475,000	$430,000	10%
Javier San Martin (1) Chief Medical Officer	$450,000	N/A	N/A
James Hassard (1) Chief Commercial Officer	$425,000	N/A	N/A
Curt Bradshaw (2) Former Chief Scientific Officer	$425,000	N/A	N/A
Bruce Given (3) Former Chief Operating Officer	$650,000	$500,000	30%

(1)	Dr. San Martin and Mr. Hassard’s employment with the company began in November 2019 and January 2020, respectively.

(2)	Dr. Bradshaw’s employment with the company began in November 2019 and terminated in November 2020.

(3)	Dr. Given’s employment with the Company terminated in May 2020 upon his retirement. Dr. Given continues to serve as a consultant to the Company.

The actual base salaries paid to our NEOs in fiscal 2020 are set forth in the “Fiscal 2020 Summary Compensation Table” below.

Annual Incentive Compensation

We provide our executive officers, including our NEOs, with the opportunity to earn performance-based annual incentive awards, payable in cash, which are designed to reward them for our overall corporate performance as well as their individual performance. Generally, our executive officers are evaluated each year for eligibility to receive an annual incentive compensation opportunity. Through a collaborative planning process involving our Board of Directors and management, corporate performance objectives are established at the beginning of each year and evaluated regularly by our Board for their continued relevance to our status.

Target Annual Cash Bonus Opportunities

For purposes of the 2020 performance-based incentive awards, each of our NEOs was assigned a target annual incentive award opportunity based upon a percentage of his or her base salary. The target annual incentive award opportunities for our executive officers, including our NEOs, were recommended by our CEO (except with respect to his own target annual incentive award opportunity) based on each executive officer’s accountability, scope of responsibilities, and potential impact on our performance, and approved by the Compensation Committee. The determination of target annual incentive award opportunities was based on the factors described in “Governance of Executive Compensation Program — Compensation-Setting Process” above. Based on higher levels of control and accountability for our overall performance, a higher percentage of each executive officer’s total target cash compensation was dependent on his or her performance-based annual incentive awards.

The target annual incentive award opportunities for our NEOs were as follows:

Named Executive Officer	2020 Target Annual Incentive Award Opportunity (as a percentage of base salary)	2019 Target Annual Incentive Award Opportunity (as a percentage of base salary)
Dr. Anzalone	100%	100%
Mr. Myszkowski	45%	45%
Dr. San Martin (1)	40%	N/A
Mr. Hassard (1)	40%	N/A
Dr. Bradshaw (2)	40%	N/A
Dr. Given (3)	70%	40%

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2021 PROXY STATEMENT    Executive Compensation

(1)	Dr. San Martin and Mr. Hassard’s employment with the company began in November 2019 and January 2020, respectively.

(2)	Dr. Bradshaw’s employment with the company began in November 2019 and terminated in November 2020.

(3)	Dr. Given’s employment with the Company terminated in May 2020 upon his retirement. Dr. Given continues to serve as a consultant to the Company.

Performance Objectives

In determining the amount of the annual incentive award for each of our executive officers, including each of our NEOs, the Compensation Committee evaluated the corporate performance objectives that had been established at the beginning of the calendar year (as set forth below) as well as other corporate and individual achievements and performance throughout the year. These performance objectives addressed milestones for our lead products, research and development milestones for our drug pipeline and business development objectives. In December 2020, the Compensation Committee determined that we had largely achieved or exceeded our primary business objectives set for calendar 2020, as described below.

Goal	Achievement Highlights
Corporate Development Weight: 23% Meet certain goals related to capital formation, market capitalization; board interface with scientific leaders	Met, including some stretch goals Ended fiscal year with $453M cash. Completed employee engagement survey and related activities.
New Business Development Weight: 17% Meet certain goals with regard to new pharma collaborations	Met and exceeded Entered a collaboration and licensing agreement with Takeda relating to ARO-AAT.
Manufacturing Weight: 10% Meet certain requirements pursuant to manufacturing capabilities	Met Manufactured significant GMP materials in-house. Manufactured GLP material in-house using novel manufacturing process.
Pre-Clinical Development Weight: 14% Meet certain goals with regard to progress on the Company’s pre-clinical programs	Not Met Some goals not met due to worldwide shortage of non-human primates relating to COVID-19 pandemic.
Clinical Development Weight: 28%

Met, except certain stretch goals due to COVID-19 pandemic

Completed enrollment for ARO-ANG3 and ARO-APOC3 Phase 1/2 trials

Completed enrollment of ARO-AAT Phase 2 open label study

Presented AAT open label study data.

Completed enrollment of healthy volunteers in ARO-HSD Phase 1/2 trial

Next Generation Weight: 8% Meet certain goals for Company’s new capabilities	Met and exceeded Achieved significant target knock down in new tissue type.

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2021 PROXY STATEMENT    Executive Compensation

Annual Incentive Award Payments

The actual annual incentive award payments earned by our currently employed NEOs was 100% of their target annual incentive award opportunities. Except for the award for our CEO, these awards were recommended by our CEO and approved by the Compensation Committee based on the overall achievement of the Company’s goals, their contributions to the goals, and the overall performance of each officer during the year. The following table sets forth the target annual incentive award opportunities, the actual award payment as a percentage of each NEO’s base salary, and the actual award payment made in cash to each of our NEOs based on their performance in 2020:

Named Executive Officer	Target Annual Incentive Award Opportunity (as a percentage of base salary)	Actual Annual Incentive Award (as a percentage of base salary)	Actual Annual Incentive Award ($)
Dr. Anzalone	100%	100%	$820,000
Mr. Myszkowski	45%	45%	$213,750
Dr. San Martin	40%	40%	$180,000
Mr. Hassard	40%	40%	$170,000
Dr. Bradshaw (1)	40%	0%	$0
Dr. Given (2)	70%	0%	$0

(1)	Dr. Bradshaw’s employment with the company terminated in November 2020.

(2)	Dr. Given’s employment with the Company terminated in May 2020 upon his retirement. Dr. Given continues to serve as a consultant to the Company.

The annual incentive award payments made to our NEOs for fiscal 2020 are set forth in the “Fiscal 2020 Summary Compensation Table” below.

Long-Term Incentive Compensation

We view long-term incentive compensation in the form of equity awards as a critical element of our executive compensation program. The realizable value of these equity awards over time bears a direct relationship to our stock price, and, therefore, these awards are an incentive for our executive officers, including our NEOs, to create value for our stockholders. Equity awards also help us retain qualified executive officers in a competitive market.

Long-term incentive compensation opportunities in the form of equity awards are granted to our executive officers by the Compensation Committee. The amount and forms of such equity awards are determined by the Compensation Committee after considering the factors described in “Governance of Executive Compensation Program — Compensation-Setting Process” above.

2020 Long-Term Incentive Awards

Performance-Based RSU Award for Chief Executive Officer

Annual equity awards granted to our executive officers are solely in the form of restricted stock unit (“RSU”) awards that may be settled for shares of our common stock. In the case of our CEO, the award is entirely performance-based (“PRSU”). On January 1, 2020, Dr. Anzalone was granted a performance-based RSU (“PRSU”) of 900,000 shares to be vested in nine equal installments on the achievement of the following milestones:

•	Initiate 4th study that could be pivotal (either partnered or wholly-owned)

•	File first NDA (either partnered or wholly-owned)

•	Enter a material partnership on a particular tissue target as approved by the Board.

•	Achieve market capitalization of $8 billion and hold for 6 months.

•	File a CTA for a candidate targeting a tissue other than hepatocyte, solid tumor, pulmonary epithelial cell, or skeletal muscle.

•	File a second CTA in a single extra-hepatic tissue.

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2021 PROXY STATEMENT    Executive Compensation

•	Complete Sequoia enrollment and maintain leadership in the field

•	Achieve largest strategically structured active clinical pipeline in the RNAi field.

•	Build a commercial team and launch plan for first commercial drug.

The milestones must be achieved by January 1, 2025 or the grants will expire.

Results from PRSU Awards Previously Granted

In fiscal year 2020, the Compensation Committee certified achievement of the performance milestones and the vesting of the following PRSUs.

Performance Goal	Achievement	No. of Shares Certified as Vested
File a CTA/IND for a lung/muscle target Granted 01/01/2019	Certified in June 2020	200,000 shares pursuant to a PRSU award
Achieve market capitalization of $2 billion and hold for six months Granted 01/01/2019	Certified in December 2019	200,000 shares pursuant to a PRSU award
Initiate a study that could be pivotal or meet criteria that big pharma would consider to be proof-of-concept Granted 01/01/2018	Certified in December 2019	166,666 shares pursuant to a PRSU award
Execute a business development transaction for a target outside hepatocytes Granted 1/1/2018	The compensation committee deemed this performance goal to be met on 12/22/2019 as the intent of the performance goal was substantially met.	166,667 shares pursuant to a PRSU award

Equity Awards for Other Named Executive Officers

The Compensation Committee approved the following aggregate equity awards for our NEOs for 2020:

Named Executive Officer	Restricted Stock Unit Awards (number of shares)	Restricted Stock Unit Awards ($)
Mr. Myszkowski	85,000	$5,391,550
Dr. San Martin	150,000	$7,225,500
Mr, Hassard	125,000	$7,430,000
Dr. Bradshaw	125,000	$6,021,250
Dr. Given	250,000	$15,857,500

The awards vest over 4 years in 4 equal installments. Dr. Bradshaw’s award was terminated upon his termination in November 2020. Dr. Given’s awards continues to vest as he continues to provide service to the company as a consultant.

The equity awards granted to our NEOs in fiscal 2020 are set forth in the “Fiscal 2020 Summary Compensation Table” and the “Fiscal 2020 Grants of Plan-Based Awards Table” below.

Welfare and Health Benefits

Our executive officers, including our NEOs, are eligible to participate in all of our employee benefit plans, including medical, dental, vision, life, and disability insurance, in each case on the same basis as our other employees, subject to applicable law. In addition, we provide additional life insurance for our CEO for the benefit of his heirs. We also provide vacation and other

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2021 PROXY STATEMENT    Executive Compensation

paid holidays to all our employees, including our executive officers, all of which we believe to be comparable to those provided at peer companies. These benefit programs are designed to enable us to attract and retain our workforce in a competitive marketplace. Our health, welfare, and vacation benefits are designed to ensure that we have a productive and focused workforce through reliable and competitive health and other benefits.

Our retirement savings plan (“401(k) plan”) is a tax-qualified retirement savings plan, pursuant to which qualified employees, including our NEOs, are able to contribute certain amounts of their annual compensation, subject to limits prescribed by the Internal Revenue Service. Historically, we have made matching contributions of 100% of the first 3% of base salary and of 50% of the next 2% of base salary contributed to the plan. The value of these benefits for each of our NEOs is reflected in the “All Other Compensation” column of the “Summary Compensation Table” below.

Perquisites and Other Personal Benefits

Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide significant perquisites or other personal benefits to our executive officers, including our NEOs, except as generally made available to our employees, or in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective and for recruitment and retention purposes.

In the future, we may provide perquisites or other personal benefits in limited circumstances, such as those described in the preceding paragraph. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.

Employment Arrangements

We have entered into a written employment agreement with our CEO and have written employment offer letters with our other executive officers. In filling each of our executive positions, we recognized the need to develop competitive compensation packages to attract qualified candidates in a dynamic labor market. At the same time, in formulating these compensation packages, we were sensitive to the need to integrate new executive officers into the executive compensation structure that we were seeking to develop, balancing both competitive and internal equity considerations. Each of these arrangements provides for “at will” employment.

For detailed descriptions of the employment arrangements we maintained with our NEOs for 2020, see “Termination Benefits — Potential Payments Upon Termination or Change in Control” below.

Post-Employment Compensation Arrangements

We have entered into an employment agreement with our CEO, and we also have agreements with our CFO and General Counsel that provide for certain payments and benefits in the event of certain involuntary terminations of employment. We believe that having in place reasonable and competitive post-employment compensation arrangements are essential to attracting and retaining highly-qualified executive officers. These agreements are designed to provide reasonable compensation to executive officers who leave our employ under certain circumstances to facilitate their transition to new employment. Further, in some instances we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing executive officer to sign a separation and release agreement acceptable to us as a condition to receiving post-employment compensation payments or benefits.

The Compensation Committee does not consider the specific amounts payable under these agreements when establishing annual compensation. We do believe, however, that these arrangements are necessary to offer compensation packages that are competitive.

In addition, our 2013 Incentive Plan provides for the acceleration of vesting of outstanding and unvested equity awards in the event of a change in control of the Company, as defined in the plan, except as otherwise determined by our Board. The Company has amended the agreements for outstanding equity awards granted to our CEO pursuant to our 2004 Equity Incentive Plan and 2013 Incentive Plan to provide that, upon a change in control of the Company, the vesting of such awards will accelerate only in the event of a subsequent involuntary termination of employment (a “double-trigger” arrangement).

For detailed descriptions of the post-employment compensation arrangements we maintained with our NEOs for 2020, as well as an estimate of the potential payments and benefits payable under these arrangements, see “Termination Benefits — Potential Payments Upon Termination or Change in Control” below.

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Other Compensation Policies and Practices

Equity Awards Grant Policy

We do not have any program, plan, or obligation that requires us to grant equity awards on specified dates, although historically we have granted such awards to our existing executive officers and employees at least annually and to newly-hired employees on the commencement of their employment. We do not have any program, plan, or practice to grant options to purchase shares of our common stock to our executive officers in coordination with the release of material nonpublic information. Equity awards may occasionally be granted following a significant change in job responsibilities or to meet other special retention or performance objectives.

Authority to grant equity awards to our employees rests with the Compensation Committee, although the Compensation Committee has delegated authority to our CEO to grant equity awards to non-executive employees within prescribed limits set by the Compensation Committee. With respect to our executive officers, except for our CEO, recommendations for equity awards are made by our CEO and reviewed and approved by the Compensation Committee.

Under the terms of our 2013 Incentive Plan, pursuant to which new equity awards are granted, the exercise price of any option to purchase shares of our common stock awarded under the plan must be equal to at least 100% of the fair market value of our common stock (which is determined based on the closing sales price of our common stock on the Nasdaq Global Market) on the date of grant.

Stock Ownership Policy

We maintain a stock ownership policy for our CEO and CFO to further align their respective interests with the interests of our stockholders, and to further promote our commitment to sound corporate governance. This policy requires our CEO to own a minimum number of shares of our common stock equal to a value of six times his annualized base salary and our CFO to own a minimum number of shares of our common stock equal to a value of twice their annualized base salary. Each of these executive officers has achieved the required ownership.

Compensation Recovery (“Clawback”) Policy

In December 2017, our Board adopted a compensation recovery (“clawback”) policy as follows:

“If Arrowhead Pharmaceuticals, Inc. (the “Company”) is required to materially restate any of its financial statements, the Board of Directors (the “Board”) shall assess the degree to which any fraud, negligence, or intentional misconduct by any executive officer of the Company was responsible for such restatement. If the Board determines that any executive officer was responsible for causing such restatement, the Board shall, in addition to any other lawful remedies the Board or the Company may take, seek recovery of all or a portion of the incentive compensation awarded to the executive officer for the performance period covered by the restated financial statement, provided that such recovery shall not extend to payments made more than three years prior to the date the financial record was restated. In addition, the Board may, in its absolute discretion, revoke any of the responsible executive officer’s unpaid or unvested incentive compensation outstanding as of the date of the Board’s determination of the executive officer’s responsibility for the financial restatement.”

In addition, our 2013 Incentive Plan (and, if approved, our 2021 Plan) provides for the recovery of awards made under the plan in accordance with any applicable compensation recovery or recoupment policy, including as required by law, regulation, or national securities exchange rule.

Policy Prohibiting Hedging and Limiting Pledging

Our Insider Trading Policy prohibits our employees, our executive officers, and the non-employee members of our Board from short-term trading, options trading, trading on margin, pledging our common stock as collateral, and all hedging transactions with respect to our securities, except for pledging up to 50% owned and vested stock as collateral for a loan subject to the approval of the Board.

Tax and Accounting Considerations

Deductibility of Executive Compensation

Prior to the US Tax Cuts and Jobs Act enacted in December of 2017 (the “US Tax Act”), compensation that satisfied conditions set forth under Section 162(m) of the Internal Revenue Code to qualify as “performance-based compensation” was

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2021 PROXY STATEMENT    Executive Compensation

not subject to a $1 million limit on deductibility, and the limit did not apply to compensation paid to the Chief Financial Officer. The US Tax Act eliminates the performance-based compensation exception and applies the limit to the Chief Financial Officer and certain former executive officers. However, it provides a transition rule with respect to remuneration provided under a written contract which was in effect on November 2, 2017 and which was not materially modified after that date. With elimination of the exemption for performance-based compensation, we expect that we will be unable to deduct all compensation in excess of $1 million paid to our Chief Executive Officer, Chief Financial Officer and our other NEOs covered by the new tax law, other than previously granted awards that comply with the transition rules. We monitor the application of Section 162(m) and the associated Treasury regulations on an ongoing basis and the advisability of qualifying executive compensation for deductibility. Notwithstanding the repeal of the exemption for “performance-based compensation,” the Compensation Committee intends to maintain its commitment to structuring the Company’s executive compensation programs in a manner designed to align pay with performance.

Accounting for Stock-Based Compensation

We follow the Financial Accounting Standard Board’s Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”) for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards made to our employees and non-employee members of our Board, including options to purchase shares of our common stock and other stock awards, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may never realize any value from their awards.

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2021 PROXY STATEMENT    Executive Compensation

Compensation Risk Assessment

In reviewing our various compensation programs, the Compensation Committee considers how our compensation policies and practices may affect our risk profile and whether such policies and practices may encourage undue risk-taking by our employees. More specifically, the Compensation Committee considers the general design philosophy of our policies and practices for our employees whose conduct would be most affected by incentives established pursuant to these compensation policies. In considering these issues, the Compensation Committee concluded that the use of a performance-based annual incentive compensation plan and long-term incentive compensation opportunities in the form of equity awards did not appear to create undue risks for us or encourage excessive risk-taking behavior on the part of our NEOs.

With respect to the annual incentive awards for our executive officers, the amount of an individual’s award depends principally on overall Company performance, as determined by the Compensation Committee, which reduces the ability and incentive for an individual to take undue risks at the expense of our performance in an effort to increase the amount of his or her annual incentive award. Our performance objectives are reviewed regularly by the Compensation Committee and our Board and are considered to be generally of the nature that promote the steady progression of our development programs and would not encourage or reward excessive risk-taking. In addition, our Board has the ability to intervene in instances where actions by our executive officers vis-à-vis Company performance objective attainment would be considered unduly risky to prevent or penalize such actions.

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on this review and discussion, the Compensation Committee recommended to the Board that the foregoing Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the Compensation

Committee of the Board of Directors

Michael S. Perry, Chairman

Marianne De Backer

Mauro Ferrari

Adeoye Olukotun

William Waddill

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2021 PROXY STATEMENT    Executive Compensation

Compensation Committee Interlocks and Insider Participation

During 2020, Dr. Perry, Dr. De Backer, Dr. Ferrari, and Mr. Waddill served on the Compensation Committee. During fiscal year 2020 and through December 2020, there were no compensation committee interlocks between the Company and other entities involving the Company’s executive officers and directors.

Summary Compensation Table

The following table summarizes compensation earned for services rendered during fiscal 2020, 2019, and 2018 by our Chief Executive Officer, our Chief Financial Officer, our Chief Medical Officer, our Chief Commercial Officer, our former Chief Scientific Officer, and our former Chief Operating Officer, collectively our “Named Executive Officers”:

Name and Principal Position	Year	Salary ($)	Bonus (S)	Stock Awards (1) ($)		Option Awards (1) ($)	Non-Equity Incentive Plan Compensation (2) ($)	All Other Compensation (3) ($)	Total
Christopher Anzalone President and Chief Executive Officer	2020	785,625	—	12,686,000	(4)	—	820,000	2,892	14,294,517
	2019	674,375	—	—	(5)	—	1,540,000	1,889	2,216,264
	2018	643,012	—	—	(6)	—	975,000	1,889	1,619,901
Kenneth Myszkowski Chief Financial Officer	2020	463,750	—	5,391,550		—	213,750	12,802	6,081,852
	2019	422,500	—	1,055,700		—	251,550	11,799	1,741,549
	2018	384,841	—	276,000		—	180,000	12,177	853,018
Javier San Martin (7) Chief Medical Officer	2020	380,769	100,000	7,225,500		—	180,000	12,802	7,899,071
	2019	—	—	—		—	—	—	—
	2018	—	—	—		—	—	—	—
James Hassard (8) Chief Commercial Officer	2020	302,404	—	7,430,000		—	170,000	15,892	7,918,296
	2019	—	—	—		—	—	—	—
	2018	—	—	—		—	—	—	—
Curt Bradshaw (9) Former Chief Scientific Officer	2020	338,462	—	6,021,250		—	—	13,494	6,373,206
	2019	—	—	—		—	—	—	—
	2018	—	—	—		—	—	—	—
Bruce D. Given (10) Former Chief Operating Officer	2020	409,615	—	15,857,500		—	—	76,693	16,343,808
	2019	488,750	—	2,608,200		—	850,000	11,799	3,958,759
	2018	450,362	—	644,000		—	445,900	11,799	1,552,061

(1)

These columns represent the total grant date fair value, computed in accordance with ASC 718, of stock options and restricted stock units granted during fiscal year 2020, 2019 and 2018. The assumptions used to calculate the value of the stock underlying the option and restricted stock unit awards are set forth in Note 9 of the Notes to the Consolidated Financial Statements included with the Company’s Annual Report on Form 10-K.

(2)

These bonus amounts represent the amounts earned for performance under the Company’s Annual Bonus Incentive Plan during calendar year 2020, 2019 and 2018 and paid in fiscal year 2021, 2020 and 2019, respectively. The Annual Bonuses are described in more detail in the “Bonus Incentive” section.

(3)	Amounts consist of 401(k) matching contribution, as well as life insurance premiums for the benefit of each executive officer.

(4)

The amounts reported for Christopher Anzalone in the Stock Awards column reflect the grant date fair value of a January 2020 restricted stock unit award that is subject to vesting upon the achievement of specific performance conditions, as described above in the Compensation Discussion and Analysis. We determined the performance conditions that were probable and not probable of being achieved as of the grant date, as defined under applicable accounting guidance, and assigned a grant date fair value of $12,686,000 based on this evaluation. If we had determined that as of the date of the grant it was probable that 100% of the performance conditions would be achieved, we would have assigned a grant date fair value of $57,087,000 for the restricted stock units. The amounts reported in the Summary Compensation Table for these awards may not represent the amounts that Christopher Anzalone will realize from the awards. Whether, and to what extent, an NEO realizes value will depend on our actual operating performance, stock price fluctuations and the NEO’s continued employment.

(5)

The amounts reported for Christopher Anzalone in the Stock Awards column reflect the grant date fair value of a January 2019 restricted stock unit award that is subject to vesting upon the achievement of specific performance conditions, as described above in the

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2021 PROXY STATEMENT    Executive Compensation

Compensation Discussion and Analysis. We determined the performance conditions that were probable and not probable of being achieved as of the grant date, as defined under applicable accounting guidance, and assigned a grant date fair value of $0 based on this evaluation. If we had determined that as of the date of the grant it was probable that 100% of the performance conditions would be achieved, we would have assigned a grant date fair value of $7,452,000 for the restricted stock units. The amounts reported in the Summary Compensation Table for these awards may not represent the amounts that Christopher Anzalone will realize from the awards. Whether, and to what extent, an NEO realizes value will depend on our actual operating performance, stock price fluctuations and the NEO’s continued employment.

(6)

The amounts reported for Christopher Anzalone in the Stock Awards column reflect the grant date fair value of a January 2018 restricted stock unit award that is subject to vesting upon the achievement of specific performance conditions, as described above in the Compensation Discussion and Analysis. We determined the performance conditions that were probable and not probable of being achieved as of the grant date, as defined under applicable accounting guidance, and assigned a grant date fair value of $0 based on this evaluation. If we had determined that as of the date of the grant it was probable that 100% of the performance conditions would be achieved, we would have assigned a grant date fair value of $1,840,000 for the restricted stock units. The amounts reported in the Summary Compensation Table for these awards may not represent the amounts that Christopher Anzalone will realize from the awards. Whether, and to what extent, an NEO realizes value will depend on our actual operating performance, stock price fluctuations and the NEO’s continued employment.

(7)	Dr. San Martin’s employment with the Company began in November 2019. Dr. San Martin received a $100,000 sign on bonus.

(8)	Mr. Hassard’s employment with the Company began in January 2020.

(9)	Dr. Bradshaw’s employment with the Company began in November 2019 and was terminated in November 2020.

(10)

Dr. Given’s employment with the Company terminated in May 2020 upon his retirement. Dr. Given continues to serve as a consultant to the Company. The “All Other Compensation” value includes payments made to Dr. Given for his consulting services of $66,667.

40

2021 PROXY STATEMENT    Executive Compensation

Grants of Plan Based Awards Table

The following table sets forth cash bonus and equity grants made to the NEOs in fiscal 2020:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)	Estimated Future Payouts Under Equity Incentive Plan Awards (2)	All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	Grant Date Fair Value
Name	Grant Date	Target	Target
Christopher Anzalone
Cash Bonus		$820,000	—	—	—
PRSUs	1/1/2020	—	100,000	—	$6,343,000
PRSUs	1/1/2020	—	100,000	—	$6,343,000
PRSUs (4)	1/1/2020	—	100,000	—	—
PRSUs (4)	1/1/2020	—	100,000	—	—
PRSUs (4)	1/1/2020	—	100,000	—	—
PRSUs (4)	1/1/2020	—	100,000	—	—
PRSUs (4)	1/1/2020	—	100,000	—	—
PRSUs (4)	1/1/2020	—	100,000	—	—
PRSUs (4)	1/1/2020	—	100,000	—	—
Kenneth Myszkowski
Cash Bonus		$213,750	—	—	—
RSUs	1/1/2020	—	—	85,000	$1,055,700
Javier San Martin
Cash Bonus		$180,000	—	—	—
RSUs	11/18/2019	—	—	150,000	$7,225,500
James Hassard
Cash Bonus		$170,000	—	—	—
RSUs	1/6/2020	—	—	125,000	$7,430,000
Curt Bradshaw
Cash Bonus		$160,000	—	—	—
RSUs	11/18/2019	—	—	125,000	$6,021,250
Bruce D. Given
Cash Bonus		$455,000	—	—	—
RSUs	1/1/2020	—	—	250,000	$15,857,500

(1)	Amounts listed represent cash award targets for our NEOs in 2020. Actual payments were made in fiscal 2021 and the amounts are reported in the Summary Compensation Table above.

(2)	These RSU and PRSU are described above in the “Compensation Discussion and Analysis” under the heading “Equity Compensation”.

(3)	RSUs have various vesting parameters. The RSUs granted in 2020 vest in four equal annual installments beginning 1 year from the grant date.

(4)

We determined that as of the date of the grant it was not probable as defined under applicable accounting guidance that any of the performance vesting conditions for these PRSU awards would be achieved and assigned a grant date fair value of $0 based on this evaluation.

41

2021 PROXY STATEMENT    Executive Compensation

Outstanding Equity Awards at Fiscal Year End Table

The following table provides information, with respect to the NEOs, concerning the outstanding equity awards covering shares of the Company’s common stock as of September 30, 2020.

			Option Awards				Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (# Exercisable) (1)	Number of Securities Underlying Unexercised Options (# Unexercisable)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (3)	Market Value of Shares or Units of Stock That Have Not Vested ($) (4)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That Have Not Vested (#) (2)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock That Have Not Vested ($) (4)
Christopher Anzalone	10/21/2011		15,000	—	4.60	10/21/2021	—	—	—	—
	2/16/2012		170,000	—	5.19	2/16/2022	—	—	—	—
	9/28/2012		40,624	—	2.62	9/28/2022	—	—	—	—
	5/6/2013		159,928	—	2.01	5/6/2023	—	—	—	—
	9/21/2013		69,991	—	4.75	9/21/2023	—	—	—	—
	2/6/2014		60,000	—	14.54	2/6/2024	—	—	—	—
	3/6/2015		300,000	—	7.75	3/6/2025	—	—	—	—
	1/1/2016		80,000	—	6.15	1/1/2026	—	—	—	—
	1/1/2019		—	—	—	—	—	—	200,000	8,612,000
	1/1/2020		—	—	—	—	—	—	900,000	38,754,000
Kenneth Myszkowski	2/6/2014		43,505	—	14.54	2/6/2024	—	—	—	—
	1/1/2016		29,166	—	6.15	1/1/2026	—	—	—	—
	1/1/2018		—	—	—	—	37,500	1,614,750	—	—
	1/1/2019		—	—	—	—	63,750	2,745,075	—	—
	1/1/2020		—	—	—	—	85,000	3,660,100	—	—
Javier San Martin	11/18/2019		—	—	—	—	150,000	6,459,000	—	—
James Hassard	1/6/2020		—	—	—	—	125,000	5,382,500	—	—
Curt Bradshaw	11/18/2019		—	—	—	—	125,000	5,382,500	—	—
Bruce D. Given	2/16/2012		81,652	—	5.19	2/16/2022	—	—	—	—
	9/21/2013		7,500	—	4.75	9/21/2023	—	—	—	—
	2/6/2014		4,064	—	14.54	2/6/2024	—	—	—	—
	3/6/2015		12,741	—	7.75	3/6/2025	—	—	—	—
	1/1/2016		60,000	—	6.15	1/1/2026	—	—	—	—
	1/1/2018	(5)	—	—	—	—	87,500	3,767,750	—	—
	1/1/2019	(5)	—	—	—	—	157,500	6,781,950	—	—
	1/1/2020	(5)	—	—	—	—	250,000	10,765,000	—	—

(1)	Options are priced at the market closing price on the date of grant. Options have various vesting parameters, but generally vest within 48 months after the award is granted.

(2)

The amounts reported for Christopher Anzalone in this column reflect the January 2019 and January 2020 awards that contain performance-based vesting conditions. These awards and their vesting conditions are described above in the “Compensation Discussion and Analysis” under the heading “Equity Compensation”.

(3)	Restricted stock units have various vesting parameters but generally vest in four equal annual installments beginning 1 year from the grant date.

(4)	Value is based on the Company’s Common Stock closing price of $43.06 on September 30, 2020.

(5)	Dr. Given’s awards will continue to vest as he continues to provide service to the company as a consultant.

42

2021 PROXY STATEMENT    Executive Compensation

Options Exercised and Stock Vested Table

The following table provides information, with respect to the NEOs, concerning options exercised or RSUs or PRSUs vested during fiscal 2020.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise (1)	Number of Shares Acquired on Vesting	Value Realized on Vesting (2)
Christopher Anzalone	106,325	3,072,081	733,333	$43,547,642
Kenneth Myszkowski	127,329	4,252,665	40,000	$2,462,600
Javier San Martin	—	—	—	—
James Hassard	—	—	—	—
Curt Bradshaw	—	—	—	—
Bruce D. Given	184,043	5,934,362	96,250	$5,925,150

(1)	Value is calculated as the price of the Company’s Common Stock upon exercise, less the exercise price, multiplied by the number of shares exercised.

(2)	Value is calculated as the price of the Company’s Common Stock upon vesting, multiplied by the number of shares vested.

Termination Benefits — Potential Payments Upon Termination or Change in Control

The Company has the following severance or change of control arrangements with its NEOs:

Dr. Anzalone’s employment agreement with the Company provides that, if the Company terminates Dr. Anzalone’s employment without Cause or if Dr. Anzalone terminates his employment for Good Reason, on his date of termination, Dr. Anzalone will receive a one-time lump sum payment equal to the sum of: (i) one month of base salary and (ii) premiums for thirty (30) days of medical and dental benefits. To receive such payments Dr. Anzalone is required to execute a general release in favor of the Company.

For purposes of Dr. Anzalone’s employment agreement:

“Cause” means (i) the conviction (by trial or upon a plea of nolo contendere) of a felony or other crime involving moral turpitude or the commission of any other material act or omission involving dishonesty, disloyalty or fraud with respect to the Company or any of its subsidiaries or any of their customers or suppliers, (ii) reporting to work under the influence of alcohol or illegal drugs, the use of illegal drugs (whether or not at the workplace) or other repeated conduct causing the Company or any of its subsidiaries substantial public disgrace or disrepute or economic harm, (iii) the engaging of gross misconduct and the failure to cease such conduct and rectify any harm to the Company resulting therefrom within 30 days after written demand therefor by the Company identifying with reasonable particularity such conduct and harm, or (iv) any other material breach of the employment agreement by Executive and the failure to cease such breach and rectify any harm to the Company within 30 days after written demand by the Company identifying with reasonable particularity such breach and harm; and

“Good Reason” means (i) Executive’s duties, responsibilities, titles or offices are diminished as compared to those described in the employment agreement without Executive’s written consent, and the Company fails to reinstate such duties, responsibilities, titles or offices within 30 days after written demand by Executive identifying with reasonable particularity the diminishment, (ii) the relocation of Executive’s base office to an office that is more than thirty (30) highway miles from Pasadena, CA, (iii) the failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform the obligations under the employment agreement and (iv) any other material breach of this employment agreement by the Company and the failure to cease such breach and rectify any harm to Executive resulting within 30 days after written demand by Executive identifying with reasonable particularity the breach and harm.

Pursuant to his offer of employment by the Company, Mr. Myszkowski is entitled to severance pay equal to three months’ base salary plus an amount equal to the premiums on his medical and dental benefits for the same period upon termination of his employment without cause.

The Company has not entered into a severance arrangement with Dr. San Martin or Mr. Hassard. Dr. Bradshaw’s employment was terminated in November 2020 and the Company entered into a severance agreement with Dr. Bradshaw whereby he received a lump sum payment of $100,000. Dr. Given’s employment was terminated upon his retirement in May 2020 and no

43

2021 PROXY STATEMENT    Executive Compensation

severance agreement was entered into. Dr. Given continues to provide service to the company as a consultant at a rate of $200,000 annually, and his RSU awards continue to vest.

Additionally, pursuant to the 2004 Equity Incentive Plan and the 2013 Incentive Plan, any unvested awards held by plan participants, including the NEOs, become fully vested upon a change of control, except as otherwise determined by the Board and except with respect to the outstanding awards held by the CEO whose awards will only become fully vested upon a qualifying termination of employment following a change of control.

The following tables set forth information regarding potential termination and change of control arrangements with our executive officers had their employment been terminated or a change in control of the Company taken place on September 30, 2020:

Termination Payments

Triggering Event	Salary ($)	Benefits ($)	Stock Awards (1)($)	Option Awards (1)($)	Total
Termination by Employer without Cause
Christopher Anzalone (2)	68,333	2,048	—	—	70,381
Kenneth Myszkowski	118,750	9,390	—	—	128,140
Javier San Martin	—	—	—	—	—
James Hassard	—	—	—	—	—
Curt Bradshaw (3)	—	—	—	—	—
Bruce Given (4)	—	—	—	—	—
Change in Control
Christopher Anzalone	—	—	—	—	—
Kenneth Myszkowski	118,750	9,390	8,019,925	—	8,148,065
Javier San Martin	—	—	5,382,500	—	5,382,500
James Hassard	—	—	6,459,000	—	6,459,000
Curt Bradshaw (3)	—	—	5,382,500	—	5,382,500
Bruce Given (4)	—	—	21,314,700	—	21,314,700
Involuntary Termination Following a Change in Control
Christopher Anzalone	68,333	2,048	47,366,000	—	47,386,381

(1)	For stock awards the value is calculated as the number of unvested shares multiplied by the Company’s closing stock price at September 30, 2020 of $43.06.

(2)	Dr. Anzalone’s employment contract also provides for payment of the values set forth above upon his resignation for “good reason” as defined in his employment agreement.

(3)	Dr. Bradshaw’s employment with the Company terminated in November 2020.

(4)	Dr. Given’s employment with the Company terminated in May 2020. Dr. Given continues to provide consulting services to the Company.

CEO Pay Ratio

Pursuant to Item 402(u) of Regulation S-K, we are required to calculate and disclose the median annual compensation of all of our employees (excluding our CEO, Dr. Anzalone), the annual compensation of Dr. Anzalone, and the ratio of these two amounts.

44

2021 PROXY STATEMENT    Executive Compensation

Based on the fact that we had a significant number of new hires during fiscal 2020, we did not elect to use the same median employee as the prior year. Our median employee was identified using the entire population of our employees as of September 30, 2020 based on a consistently applied compensation measure, or CACM, that reasonably reflects the annual compensation of employees. The CACM selected by us for our disclosure included annual base salary, the cash bonus amount for fiscal 2020, the grant-date fair value for stock-based awards (calculated in accordance with requirements for the Summary Compensation Table), and welfare and health benefits for fiscal 2020.

Based on the CACM methodology described above, we identified the median employee and calculated the 2020 compensation for this selected employee in the same manner we determine the annual total compensation of our NEOs for purposes of the Summary Compensation Table. The median employee total compensation is $295,000. Dr. Anzalone’s 2020 compensation as disclosed in the Summary Compensation Table is $14,294,517. As a result, our CEO to median employee pay ratio for 2020 is 48:1. This represents an increase from the 2019 ratio of 12:1 primarily due to the PRSU awards granted to Dr. Anzalone that were deemed probable of achievement at the grant date, in accordance with ASC 718.

This pay ratio is a reasonable estimate calculated by a method consistent with the SEC requirements, described above, based on our payroll and employment records. As a result of a variety of factors, including employee populations, potential differences in the components used for the CACM, compensation philosophies and certain assumptions, pay ratios reported by other companies may not be comparable to our pay ratio. The pay ratio is not utilized by our management or our compensation committee for compensation-related decisions.

45

2021 PROXY STATEMENT    Proposal Four — Ratification of Appointment of Independent Auditors

Proposal Four — Ratification of Appointment of Independent Auditors

Our Audit Committee, with the ratification of our Board, selected the accounting firm of Rose, Snyder & Jacobs, LLP (“RS&J”) as the Company’s independent auditors for the fiscal year ending September 30, 2021, and that selection is now being submitted to the stockholders.

A representative of RS&J is expected to be available at the Annual Meeting to respond to appropriate stockholder questions or make any other statements such representative deems appropriate.

Stockholders are not required to ratify the appointment of RS&J as our independent auditor. However, we are submitting the appointment for ratification as a matter of good corporate practice. If stockholders fail to ratify the appointment, the Audit Committee will consider whether or not to retain RS&J. Even if the appointment is ratified, the Audit Committee may direct the appointment of a different independent auditor at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Vote Required; Recommendation of the Board

In order to be ratified, Proposal Four must be approved by a majority of Required Vote, assuming a quorum is present. For this purpose, abstentions will be counted as a vote against the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL FOUR.

46

2021 PROXY STATEMENT    Audit Fees

Audit Fees

The Audit Committee regularly reviews and determines whether specific projects or expenditures with our independent auditors, RS&J, may potentially affect their independence. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by RS&J. Pre-approval is generally provided by the Audit Committee for up to one year, detailed to the particular service or category of services to be rendered and is generally subject to a specific budget. The Audit Committee may also pre-approve additional services of specific engagements on a case-by-case basis. All engagements of our independent registered public accounting firm in 2020 and 2019 were pre-approved by the audit committee.

The following table sets forth the aggregate fees invoiced by RS&J for the fiscal years ended September 30, 2020 and September 30, 2019:

	Year Ended September 30,
	2020	2019
Audit fees (1)	$226,000	$231,325
Audit-related fees (2)	163,000	17,000
Tax Fees	—	—
All other fees	—	—
Total	$389,000	$248,325

(1)	Fees invoiced by RS&J include year-end audit and periodic reviews of Forms 10-Q and 10-K.

(2)	Fees invoiced by RS&J related to Comfort Letters and Consents for financings and registration statements, and other agreed-upon procedures.

47

2021 PROXY STATEMENT    Report of the Audit Committee

Report of the Audit Committee

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for fiscal 2020, which include the consolidated balance sheets of the Company as of September 30, 2020 and September 30, 2019, and the related consolidated statements of operations, stockholders’ equity and cash flows for the fiscal years ended September 30, 2020, September 30, 2019 and September 30, 2018, and the notes thereto.

Composition. At September 30, 2020, the Audit Committee of the Board was comprised of three directors and operates under a written charter adopted by the Board. The members of the Audit Committee were William Waddill, Marianne De Backer and Michael S. Perry. All members of the Audit Committee were “independent,” as defined in Rule 10A-3 under the Exchange Act and Rule 5605(c) of the Nasdaq Marketplace Rules, and are financially literate.

Responsibilities. The responsibilities of the Audit Committee include engaging an accounting firm as the Company’s independent registered public accounting firm. Management has primary responsibility for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee’s responsibility is to oversee these processes.

Review with Management and independent registered public accounting firm. On November 20, 2020, the Audit Committee consisted of William Waddill, Marianne De Backer and Michael S. Perry. On that date, the Audit Committee met separately to review the Company’s consolidated audited financial statements and held discussions with management and RS&J. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The members of the Audit Committee discussed with RS&J matters required to be discussed under the applicable standards of the Public Company Accounting Oversight Board. The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and the Audit Committee discussed the firm’s independence with RS&J.

Conclusion. Based upon the Audit Committee’s review of the financial statements and discussions with management and RS&J, the Audit Committee’s review of the representations of management and the report of RS&J to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020, as filed with the SEC.

This report is submitted by the Audit Committee of the Board.

William Waddill, Chairman

Marianne De Backer

Michael S. Perry

48

2021 PROXY STATEMENT    Voting Securities of Principal Stockholders and Management

Voting Securities of Principal Stockholders and Management

The following table sets forth the beneficial ownership of the Company’s Common Stock as of January 14, 2021, by (i) each of the NEOs named in the table under “Executive Compensation and Related Information,” (ii) each director, (iii) all current directors and executive officers as a group, and (iv) the holders of greater than 5% of our total shares outstanding known to us. Unless otherwise specified in the footnotes to the table below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable, and the address of each stockholder is c/o Arrowhead Pharmaceuticals, Inc., 177 E. Colorado Blvd, Suite 700, Pasadena, CA, 91105 unless otherwise indicated.

	Number and Percentage of Shares Beneficially Owned (1)
	Shares	Percentage
5% Beneficial Owners
BlackRock Inc (2) 55 East 52nd Street, New York, NY 10055	12,360,958	11.9%
The Vanguard Group (3) 100 Vanguard Blvd., Malvern, PA 19355	9,594,203	9.2%

Named Executive Officers and Directors
Christopher Anzalone (4)	2,844,055	2.7%
Kenneth Myszkowski	259,005	*
Javier San Martin	18,000	*
James Hassard	15,625	*
Douglass Given	109,868	*
Michael S. Perry	81,000	*
Mauro Ferrari	30,971	*
William Waddill	21,250	*
Marianne De Backer	17,500	*
Adeoye Olukotun	—	*
All Executive Officers and Directors as a group (12 persons)(5)	3,638,149	3.5%

*	Less than 1%

(1)

Based on 103,750,633 shares of Common Stock issued and outstanding as of January 14, 2021. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of January 14, 2021, or within sixty days of such date are treated as outstanding only when determining the percentage owned by such individual and when determining the percentage owned by a group.

(2)

Based on Amendment No. 2 to Schedule 13G/A filed February 4, 2020 by BlackRock Inc.. According to Amendment No. 2, BlackRock Inc. has sole voting power and sole dispositive power over 12,149,645 shares and 12,360,958 shares, respectively, and has shared voting power and shared dispositive power over 0 shares and 0 shares, respectively.

(3)

Based on Amendment No. 1 to Schedule 13G filed on February 12, 2020 by The Vanguard Group. According to the Amendment No. 1, The Vanguard Group has sole voting power and sole dispositive power over 196,261 shares and 9,594,203 shares, respectively, and has shared voting power and shared dispositive power over 17,849 shares and 203,304 shares, respectively.

(4)	Includes 800,033 shares issuable upon the exercise of stock options that are exercisable within 60 days of January 14, 2021.

49

2021 PROXY STATEMENT    Equity Compensation Plan Information

Equity Compensation Plan Information

The following table provides information as of September 30, 2020 with respect to shares of our Common Stock that may be issued under our equity compensation plans.

	Equity Compensation Plan Information
	Number of Shares to be Issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders (1)	5,872,887	$12.24	398,720

Equity compensation plans not approved by security holders (2)	2,190,541	$28.28	—

Total	8,063,428	$16.67	398,720

(1)

Includes options outstanding representing 673,262 and 2,611,625 shares of Common Stock under the 2004 Equity Incentive Plan and the 2013 Incentive Plan, respectively. Also includes 2,588,000 restricted stock units subject to the 2013 Incentive Plan.

(2)	Includes 1,254,516 inducement option grants and 936,025 inducement restricted stock unit grants issued to newly hired employees.

Current Executive Officers of the Registrant

The names, ages and positions of our current executive officers serving as of January 14, 2021 are provided below. Biographical information regarding these officers is set forth under the following table, except for Dr. Anzalone, whose biography is set forth above with our other directors.

Name	Age	Position with Arrowhead
Christopher Anzalone	51	Chief Executive Officer & President and Director
Kenneth A. Myszkowski	54	Chief Financial Officer
Javier San Martin	55	Chief Medical Officer
James Hassard	54	Chief Commercial Officer
James Hamilton	43	Senior Vice President, Discovery and Translational Medicine
Patrick O’Brien	57	General Counsel, Corporate Secretary, and Chief Compliance Officer

Kenneth A. Myszkowski, Chief Financial Officer, joined the Company in 2009. Prior to joining Arrowhead, Mr. Myszkowski served as the corporate controller for Broadwind Energy, a public energy company which provides products and services to the wind energy industry. Previous to his position at Broadwind, Mr. Myszkowski was controller for Epcor USA, the U.S. headquarters for Epcor Utilities, Inc., a public energy company. Prior to Epcor, Mr. Myszkowski was controller for two start-up ventures: NanoInk, specializing in Dip Pen Nanolithography, a nanofabrication technology, and Delphion, which provided on-line tools for intellectual property research. Mr. Myszkowski also held several corporate roles at FMC Corporation and Premark International, both Fortune 500 conglomerates. He began his career in the audit practice of Arthur Andersen & Co. in Chicago, Illinois. Mr. Myszkowski received his undergraduate degree from the University of Illinois, and his MBA from the University of Chicago Booth School of Business. He is a certified public accountant.

50

2021 PROXY STATEMENT    Equity Compensation Plan Information

Patrick C. O’Brien, General Counsel, Corporate Secretary, and Chief Compliance Officer, joined the Company in December 2014. Mr. O’Brien has practiced in the healthcare legal field for over 25 years. Before joining the Company, from 2012 to 2014, Mr. O’Brien was with Shire, as global pharmaceutical company, where he was Group Vice President, Law. Immediately prior to working with Shire he was a partner with the international law firm of Holland & Knight LLP in its Washington, DC office. In 2010, Mr. O’Brien co-founded the law firm O’Brien Gould PLLC which joined Holland & Knight in 2011. From 2009 to 2010, Mr. O’Brien was a partner in Burke O’Neil LLC. From 2001 to 2009, Mr. O’Brien served in several legal roles with Johnson & Johnson, including serving as Vice President of Law for J&J’s Centocor Ortho-Biotech unit. Mr. O’Brien previously served as Regulatory Counsel with the United States Food & Drug Administration. Mr. O’Brien was awarded a BS in Pharmacy and a PharmD from the University of Arizona before completing a residency in Clinical Pharmacy with the University of Illinois at Chicago Hospital. He was also awarded his JD from the University of Arizona.

Javier San Martin, Chief Medical Officer, joined the Company in November 2019. Dr. San Martin previously served as Senior Vice President and Head of Global Clinical Development at Ultragenyx from 2013 until November 2019. At Ultragenyx he led the development of burosumab, a novel drug for the treatment of X-Linked Hypophosphatemia approved across major regions including the United States, the European Union, and Canada. Before his tenure at Ultragenyx, he served as Senior Vice President of Clinical Development at Alder Biopharmaceuticals, where he was responsible for managing the medical, regulatory, and clinical operations group focused on early clinical programs. From 2006 to 2011, Dr. San Martin was a Global Development Leader at Amgen, Inc., where he was responsible for two major development programs. He directed the romosozumab clinical program through the end of phase II, and before that, was responsible for the development and approval of denosumab, the largest branded anti-osteoporosis treatment for postmenopausal osteoporosis and the first monoclonal antibody to address a very prevalent disease treated by primary care physicians. Prior to his time at Amgen, he spent seven years at Eli Lilly and Company, supporting late stage clinical development as well as medical affairs activities, including the successful launch of Evista and Forteo. He received his medical degree from the University of Buenos Aires Medical School and completed his residence in internal medicine at CEMIC University Hospital in Buenos Aires, Argentina, serving as Chief Resident, and, thereafter, as Attending Physician responsible for the internal medicine ward.

James Hamilton, Senior Vice President, Discovery & Translational Medicine, joined the Company in 2014. He is responsible for target discovery as well as non-clinical and early clinical development. Previously, Dr. Hamilton served as Vice President, Clinical Development, responsible for clinical strategy, clinical trial design and execution including early translational and mid-stage development of all Arrowhead programs. He is experienced in multiple disease areas including virology, hepatology, cardiovascular disease, rare disease and oncology. Dr. Hamilton led the clinical development of ARO-HBV (now JNJ-3989), which was licensed to Janssen Pharmaceuticals. In parallel, Dr. Hamilton served as Head of Corporate Development and led Arrowhead’s in-licensing transaction of Novartis’ RNAi assets, as well as the out-licensing of ARO-LPA (now AMG890) to Amgen and the ARO-AAT partnership with Takeda. Dr. Hamilton started his employment at Arrowhead as Medical Director and Head of Corporate development. He holds both MD and MBA degrees from The Ohio State University. He is a licensed physician and completed residency training with board certification in emergency medicine.

James Hassard, Chief Commercial Officer, joined the Company in January 2020. Mr. Hassard served as Senior Vice President of Marketing and Market Access at Coherus BioSciences from 2016 to December 2019, where he was instrumental in building the commercial organization and commercial capabilities. He co-led the launch of Coherus’ first product, a biosimilar, pegfilgrastim; one of the most successful pharmaceutical launches of 2019. Prior to his tenure at Coherus, Mr. Hassard served as Vice President of Marketing at Medivation, prior to and through its acquisition by Pfizer Pharmaceuticals. From 1999 to 2016, he held multiple increasingly senior commercial roles at Amgen, Inc., across sales and marketing, domestic and international, including an assignment as General Manager of Amgen Portugal. He was responsible for the launch, growth, and subsequent life-cycle management of several oncology and nephrology products, including darbepoetin alfa and cinacalcet. Prior to Amgen, Mr. Hassard spent several years at Schering-Plough Canada, in sales and marketing roles, in the therapeutic areas of oncology, cardiovascular and hepatitis. He received his Bachelor of Science in pharmacology from the University of Toronto and a master’s in business administration from Nova Southeastern University, Florida.

Delinquent Section 16(a) Reports

Under Section 16(a) of the Securities Exchange Act of 1934, the Company’s directors and officers and its significant stockholders (defined by statute as stockholders beneficially owning more than ten percent (10%) of the Common Stock) are required to file with the SEC and the Company reports of ownership, and changes in ownership, of Common Stock. Based solely on a review of the reports received by it, the Company believes that, during the fiscal year ended September 30, 2020, all of its officers, directors and significant stockholders complied with all applicable filing requirements under Section 16(a), except that, due to administrative error, Marianne De Backer filed a late Form 4 on June 24, 2020 with respect to 8 open market purchases that occurred between January 13, 2020 and June 15, 2020.

51

2021 PROXY STATEMENT    Review and Approval of Related-Party Transactions

Review and Approval of Related-Party Transactions

Our Board has adopted written policies and procedures for the review and approval of related-party transactions and has delegated to the Audit Committee the authority to review and approve the material terms of any proposed related-party transactions. To the extent that a proposed related-party transaction may involve a non-employee director or nominee for election as a director and may be material to a consideration of that person’s independence, the matter may also be considered by the other disinterested directors.

Pursuant to our Code of Business Conduct and Ethics and our Corporate Governance Committee Charter, each of our officers, directors and employees must disclose related-party transactions to our Board. In order to avoid conflicts of interest, our executive officers and directors may not acquire any ownership interest in any supplier, customer or competitor (other than nominal amounts of stock in publicly traded companies), enter into any consulting or employment relationship with any customer, supplier or competitor, or engage in any outside business activity that is competitive with any of our businesses, without first disclosing the proposed transaction. After the proposed transaction has been disclosed, a determination will be made by our Board or Audit Committee as to what course to follow, depending on the nature or extent of the conflict. Furthermore, our executive officers and directors may not serve on any board of directors of any customer, supplier or competitor unless such board service has been disclosed to us and approved by our Board.

In determining whether to approve or ratify a related-party transaction, the Board and/or Committee may consider, among other factors it deems appropriate, the potential benefits to us, the impact on a director’s or nominee’s independence or an executive officer’s relationship with or service to us, whether the related-party transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. In deciding to approve a transaction, the Board or Audit Committee may, in its sole discretion, impose such conditions as it deems appropriate on us or the related party in connection with its approval of any transaction. Any transactions involving the compensation of executive officers, however, are reviewed and approved by the Compensation Committee. If a related-party transaction will be ongoing, the Audit Committee may establish guidelines to be followed in our ongoing dealings with the related party. Thereafter, the Audit Committee reviews and assesses the ongoing relationship with each related party to see that it is in compliance with the Audit Committee’s guidelines and that the related-party transaction remains appropriate.

52

2021 PROXY STATEMENT    Certain Relationships and Related Transactions, and Director Independence

Certain Relationships and Related Transactions, and Director Independence

As of September 30, 2020, a majority of the members of the Board are independent directors, as defined by the Nasdaq Marketplace Rules. The Board has determined that all of the Company’s directors are independent, except Dr. Anzalone, the Company’s Chief Executive Officer, and Dr. Douglass Given, the brother of the Company’s former Chief Operating Officer. Non-employee directors do not receive consulting, legal or other fees from the Company, other than Board compensation.

Vincent Anzalone is the Company’s Vice President, Investor Relations and the brother of Christopher Anzalone, the Company’s Chief Executive Officer. Vincent Anzalone earned base salary and bonus of $290,367 during fiscal year 2020. His current base salary is $252,206. In January 2020, Mr. Anzalone was awarded 32,000 restricted stock units, and this award vests in four annual tranches from the grant date. The grant date fair value of this award is $2,029,760.

Annual Report on Form 10-K

The Company will mail, without charge to any stockholder upon written request, a copy of the Company’s Annual Report on Form 10-K for the year ended September 30, 2020 including the financial statements, schedules and a list of exhibits. Requests should be sent to Arrowhead Pharmaceuticals, Inc., 177 E. Colorado Blvd., Suite 700, Pasadena, CA 91105, Attn: Corporate Secretary, Phone (626) 304-3400.

Stockholders Sharing the Same Address

We may satisfy SEC rules regarding delivery of proxy statements including the proxy statement, annual report and Notice, by delivering a single Notice and, if applicable, a single set of proxy materials to an address shared by two or more of our stockholders. This delivery method can result in meaningful cost savings for us. To take advantage of this opportunity, we may deliver only one Notice, and if applicable, a single set of proxy materials to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another stockholder and have received multiple copies of our Notice and/or other proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of these materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the Notice and/or other proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a Notice, and if applicable, other proxy materials either now or in the future, please contact us at the address provided below. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of a Notice and, if applicable, other proxy materials either now or in the future, please contact your brokerage firm or bank.

Arrowhead Pharmaceuticals, Inc.

177 E. Colorado Blvd., Suite 700

Pasadena CA 91105

Attn: Corporate Secretary

Phone (626) 304-3400

Other Matters

The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as the Board may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Patrick O’Brien
Patrick O’Brien,
Secretary
Pasadena, California
January 27, 2021

53

2021 PROXY STATEMENT    Exhibit A

Exhibit A

ARROWHEAD PHARMACEUTICALS, INC.

2021 INCENTIVE PLAN

1. DEFINED TERMS

Exhibit A, which is incorporated by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.

2. PURPOSE

The Plan has been established to advance the interests of the Company by providing for the grant to Participants of Stock-based and other incentive Awards.

3. ADMINISTRATION

The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures relating to the Plan; determine whether Awards should be settled in cash and/or shares of Stock; and otherwise do all things necessary or appropriate to carry out the purposes of the Plan. Determinations of the Administrator made under the Plan will be conclusive and will bind all parties.

4. LIMITS ON AWARDS UNDER THE PLAN

(a) Number of Shares. The maximum number of shares of Stock that may be delivered in satisfaction of Awards under the Plan is 8,000,000, reduced by any shares of Common Stock subject to awards made under the Prior Plan after January 1, 2021. Shares of Stock subject to outstanding awards under the Prior Plans as of January 1, 2021 that, after January 1, 2021, are canceled, expired, forfeited or otherwise not issued under such award (other than as a result of being tendered or withheld to pay the exercise price or withholding taxes in connection with any such awards) or settled in cash shall be added to the number of shares of Stock issuable under the Plan. No more than 8,000,000 shares of Stock may be delivered in satisfaction of ISOs awarded under the Plan. Nothing in this Section 4(a) will be construed as requiring that any, or any fixed number of, ISOs be awarded under the Plan. For purposes of this Section 4(a), the number of shares of Stock delivered in satisfaction of Awards will be determined (i) by treating as having been delivered any shares of Stock underlying the portion of any Award that is settled in Stock, (ii) by treating as having been delivered any shares of Stock tendered to or withheld by the Company from any Award in payment of the exercise price of any Award requiring exercise or in satisfaction of the tax withholding requirements with respect to any Award, and (iii) by treating as having been delivered any shares of Stock purchased by the Company with proceeds from the exercise of Stock Options. Stock underlying the portion of any Award that expires, terminates or is forfeited or is settled in cash prior to the issuance of Stock thereunder shall not be counted as having been delivered under the Plan. To the extent consistent with the requirements of Section 422 and the regulations thereunder, and with other applicable legal requirements (including applicable stock exchange requirements), Stock issued under awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition shall not reduce the number of shares of Stock available for Awards under the Plan.

(b) Type of Shares. Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company. No fractional shares of Stock will be delivered under the Plan.

5. ELIGIBILITY AND PARTICIPATION

The Administrator will select Participants from among key Employees and directors of, and consultants and advisors to, the Company and its Affiliates. Eligibility for ISOs is limited to individuals described in the first sentence of this Section 5 who are employees of the Company or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code. Eligibility for Stock Options other than ISOs is limited to individuals described in the first sentence of this Section 5 who are providing direct services on the date of grant of the Stock Option to either the Company or to a subsidiary of the Company that would be described in the first sentence of Treas. Regs. §1.409A-1(b)(5)(iii)(E).

54

2021 PROXY STATEMENT    Exhibit A

6. RULES APPLICABLE TO AWARDS

(a) All Awards.

(1) Award Provisions. The Administrator will determine the terms of all Awards, subject to the limitations provided herein. By accepting (or, under such rules as the Administrator may prescribe, being deemed to have accepted) an Award, the Participant will be deemed to have agreed to the terms of the Award and the Plan. Notwithstanding any provision of this Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator.

(2) Term of Plan. No Awards may be made after ten years from the Date of Adoption, but previously granted Awards may continue beyond that date in accordance with their terms.

(3) Transferability. Neither ISOs nor, except as the Administrator otherwise expressly provides in accordance with the third sentence of this Section 6(a)(3), other Awards may be transferred other than by will or by the laws of descent and distribution. During a Participant’s lifetime, ISOs (and, except as the Administrator otherwise expressly provides in accordance with the third sentence of this Section 6(a)(3), SARs and NSOs) may be exercised only by the Participant. The Administrator may permit the gratuitous transfer (i.e., transfer not for value) of Awards other than ISOs to any transferee eligible to be covered by the provisions of Form S-8 (under the Securities Act of 1933, as amended), subject to such limitations as the Administrator may impose.

(4) Vesting, etc. Subject to Section 6(a)(5), the Administrator will determine the time or times at which an Award will vest or become exercisable and the terms on which a Stock Option or SAR will remain exercisable. Without limiting the foregoing, the Administrator may at any time accelerate the vesting or exercisability of an Award, regardless of any adverse or potentially adverse tax or other consequences resulting from such acceleration. Unless the Administrator expressly provides otherwise, however, the following rules will apply if a Participant’s Employment ceases:

(A) Immediately upon the cessation of the Participant’s Employment and except as provided in (B), (C), and (D) below, each Stock Option and SAR that is then held by the Participant or by the Participant’s permitted transferees, if any, will cease to be exercisable and will terminate and all other Awards that are then held by the Participant or by the Participant’s permitted transferees, if any, to the extent not already vested will be forfeited.

(B) Subject to (C), (D) and (E) below, all Stock Options and SARs held by the Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of three months and (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon immediately terminate.

(C) All Stock Options and SARs held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment due to his or her death, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of twelve months and (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon immediately terminate.

(D) All Stock Options and SARs held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment due to his or her “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of six months and (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon immediately terminate.

(E) All Awards (whether or not exercisable) held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment will immediately terminate upon such cessation of Employment if the termination is for Cause or occurs in circumstances that in the sole determination of the Administrator would have constituted grounds for the Participant’s Employment to be terminated for Cause.

(5) Minimum Vesting; Holding Period. Except as otherwise provided in this Section 6(a)(5), no Award shall be granted with terms providing for any right of vesting, exercise or lapse of vesting requirements earlier than a date that is at least one (1) year following the date of grant (or, in the case of vesting based upon performance objectives, exercise and vesting restrictions cannot lapse earlier than the one (1) year anniversary measured from the date of the commencement of the period

55

2021 PROXY STATEMENT    Exhibit A

over which performance is measured). Notwithstanding the foregoing, the Administrator may grant up to a maximum of five percent (5%) of the aggregate number of shares available for issuance under the Plan (for purposes of counting shares against the five percent (5%) limitation, the share counting rules under Section 4(a) shall apply) that do not comply with the one (1) year minimum vesting and exercise requirements set forth in the preceding sentence. In addition, Awards granted to non-employee directors need not comply with the one (1) year minimum vesting and exercise requirements so long as the Awards provide for a right of exercise or lapse of any vesting obligations no earlier than the next annual stockholder meeting date following the grant date. In addition to the minimum vesting and exercise requirements in this Section 6(a)(5), any Awards granted to the Company’s Chief Executive Officer shall be granted with terms providing that the shares issued upon exercise or settlement of any such Award (net of tax withholding) may not be transferred or otherwise disposed of by the Company’s Chief Executive Officer for at least twelve (12) months following the date of such exercise or settlement.

(6) Additional Restrictions. The Administrator may cancel, rescind, withhold or otherwise limit or restrict any Award at any time if the Participant is not in compliance with all applicable provisions of the Award agreement and the Plan, or if the Participant breaches any agreement with the Company or its Affiliates with respect to non-competition, non-solicitation or confidentiality. Without limiting the generality of the foregoing, the Administrator may recover Awards made under the Plan and payments under or gain in respect of any Award in accordance with any applicable Company clawback or recoupment policy, as such policy may be amended and in effect from time to time, or as otherwise required by law or applicable stock exchange listing standards, including, without limitation, Section 10D of the Exchange Act, or any stock exchange or similar rule adopted under said Section.

(7) Taxes. The grant of an Award and the delivery, vesting and retention of Stock, cash or other property under an Award are conditioned upon full satisfaction by the Participant of all tax withholding requirements with respect to the Award. The Administrator will prescribe such rules for the withholding of taxes as it deems necessary or appropriate. The Administrator may, but need not, hold back shares of Stock from an Award or permit a Participant to tender previously owned shares of Stock in satisfaction of tax withholding requirements (only up to the amount permitted that will not cause an adverse accounting consequence or cost).

(8) Dividend Equivalents, Etc. The Administrator may provide for the payment of amounts (on terms and subject to conditions established by the Administrator) in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award whether or not the holder of such Award is otherwise entitled to share in the actual dividend or distribution in respect of such Award. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with, the requirements of Section 409A. Dividends or dividend equivalent amounts payable in respect of Awards that are subject to restrictions will be subject to the same vesting and forfeiture restrictions as apply to the Awards to which they relate.

(9) Rights Limited. Nothing in the Plan or in any Award will be construed as giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a stockholder except as to shares of Stock actually issued under the Plan; nor will anything in the Plan or in any Award affect the right of the Company or its Affiliates to discharge or discipline a Participant at any time. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of Employment for any reason, even if the termination is in violation of an obligation of the Company or any Affiliate to the Participant.

(10) Coordination with Other Plans. Awards under the Plan may be granted in tandem with, or in satisfaction of or substitution for, other Awards under the Plan or awards made under other compensatory plans or programs of the Company or its Affiliates. For example, but without limiting the generality of the foregoing, awards under other compensatory plans or programs of the Company or its Affiliates may be settled in Stock (including, without limitation, Unrestricted Stock) if the Administrator so determines, in which case the shares delivered will be treated as awarded under the Plan (and will reduce the number of shares thereafter available under the Plan in accordance with the rules set forth in Section 4).

(11) Section 409A. Each Award will contain such terms as the Administrator determines, and will be construed and administered, such that the Award either qualifies for an exemption from the requirements of Section 409A or satisfies such requirements.

(b) Stock Options and SARs.

(1) Time And Manner Of Exercise. Unless the Administrator expressly provides otherwise, no Stock Option or SAR will be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator), which may be an electronic notice, signed (including electronic signature in form acceptable to the Administrator) by the appropriate person and accompanied by any payment required under the Award. A Stock Option or SAR exercised by any person other than the Participant will not be deemed to have been exercised until the Administrator has received such evidence as it may require that the person exercising the Award has the right to do so.

56

2021 PROXY STATEMENT    Exhibit A

(2) Exercise Price. The exercise price (or the base value from which appreciation is to be measured) of each Award requiring exercise will be no less than 100% (or in the case of an ISO granted to a ten-percent shareholder within the meaning of subsection (b)(6) of Section 422, 110%) of the Fair Market Value of the Stock subject to the Award, determined as of the date of grant, or such higher amount as the Administrator may determine in connection with the grant. Except in connection with a corporate transaction involving the Company (which term shall include, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares) or as otherwise contemplated by Section 7 of the Plan, the Company may not, without obtaining stockholder approval, (A) amend the terms of outstanding Stock Options or SARs to reduce the exercise price or base value of such Stock Options or SARs, (B) cancel outstanding Stock Options or SARs in exchange for Stock Options or SARs with an exercise price or base value that is less than the exercise price or base value of the original Stock Options or SARs, or (C) cancel outstanding Stock Options or SARs that have an exercise price or base value greater than the Fair Market Value of a share of Stock on the date of such cancellation in exchange for cash or other consideration.

(3) Payment Of Exercise Price. Where the exercise of an Award is to be accompanied by payment, payment of the exercise price will be by cash or check acceptable to the Administrator or by such other legally permissible means, if any, as may be acceptable to the Administrator.

(4) Maximum Term. Stock Options and SARs will have a maximum term not to exceed ten (10) years from the date of grant (or five (5) years from the date of grant in the case of an ISO granted to a ten-percent shareholder described in Section 6(b)(2) above); provided, however, that, if a Participant still holding an outstanding but unexercised NSO or SAR ten (10) years from the date of grant (or, in the case of an NSO or SAR with a maximum term of less than ten (10) years, such maximum term) is prohibited by applicable law or a written policy of the Company applicable to similarly situated employees from engaging in any open-market sales of Stock, and if at such time the Stock is publicly traded (as determined by the Administrator), the maximum term of such Award will instead be deemed to expire on the thirtieth (30th) day following the date the Participant is no longer prohibited from engaging in such open market sales.

7. EFFECT OF CERTAIN TRANSACTIONS

(a) Mergers, etc. Except as otherwise provided in an Award agreement, the following provisions will apply in the event of a Covered Transaction:

(1) Assumption or Substitution. If the Covered Transaction is one in which there is an acquiring or surviving entity, the Administrator may (but, for the avoidance of doubt, need not) provide (i) for the assumption or continuation of some or all outstanding Awards or any portion thereof or (ii) for the grant of new awards in substitution therefor by the acquiror or survivor or an affiliate of the acquiror or survivor.

(2) Cash-Out of Awards. Subject to Section 7(a)(5) below, the Administrator may (but, for the avoidance of doubt, need not) provide for payment (a “cash-out”), with respect to some or all Awards or any portion thereof, equal in the case of each affected Award or portion thereof to the excess, if any, of (A) the Fair Market Value of one share of Stock (as determined by the Administrator in its reasonable discretion) times the number of shares of Stock subject to the Award or such portion, over (B) the aggregate exercise or purchase price, if any, under the Award or such portion (in the case of an SAR, the aggregate base value above which appreciation is measured), in each case on such payment terms (which need not be the same as the terms of payment to holders of Stock) and other terms, and subject to such conditions, as the Administrator determines, it being understood that if the exercise or purchase price (or base value) of an Award is equal to or greater than the Fair Market Value of one share of Stock (as determined in accordance with this Section 7(a)(2)), the Award may be cancelled with no payment due hereunder.

(3) Acceleration of Certain Awards. Subject to Section 7(a)(7) below, the Administrator may (but, for the avoidance of doubt, need not) provide that any Award requiring exercise will become exercisable, in full or in part and/or that the delivery of any shares of Stock remaining deliverable under any outstanding Award of Stock Units (including Restricted Stock Units and Performance Awards to the extent consisting of Stock Units) will be accelerated in full or in part, in each case on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Administrator, following exercise of the Award or the delivery of the shares, as the case may be, to participate as a stockholder in the Covered Transaction.

(4) Change in Control. Notwithstanding anything herein to the contrary, unless otherwise expressly provided for in the Award agreement or another contract, including an employment or severance agreement or severance plan, or under the terms of a transaction constituting a Change in Control, in the event of a Change in Control, each outstanding Award will fully vest (which, in the case of Performance Awards shall be to their maximal value) and become exercisable immediately prior to the consummation of such Change in Control, and the Administrator shall notify the Participant in writing or electronically that the Award will be fully vested and exercisable for a period of at least fifteen (15) days

57

2021 PROXY STATEMENT    Exhibit A

from the date of such notice, (which notice may be delivered prior to the consummation of the Change in Control) and the Award will terminate upon the expiration of such period if not otherwise assumed or substituted pursuant to Section 7(a)(1) above or cashed-out pursuant to Section 7(a)(2) above.

(5) Termination of Awards Upon Consummation of Covered Transaction. Except as the Administrator may otherwise determine in any case and except for the 15-day exercise period set forth above in Section 7(a)(4), each Award will automatically terminate (and in the case of outstanding shares of Restricted Stock, will automatically be forfeited) upon consummation of the Covered Transaction, other than Awards assumed pursuant to Section 7(a)(1) above.

(6) Additional Limitations. Any share of Stock and any cash or other property delivered pursuant to Section 7(a)(2) or Section 7(a)(3) above with respect to an Award may, in the discretion of the Administrator, contain such restrictions, if any, as the Administrator deems appropriate to reflect any performance or other vesting conditions to which the Award was subject and that did not lapse (and were not satisfied) in connection with the Covered Transaction. For purposes of the immediately preceding sentence, a cash-out under Section 7(a)(2) above or acceleration under Section 7(a)(3) above will not, in and of itself, be treated as the lapsing (or satisfaction) of a performance or other vesting condition. In the case of Restricted Stock that does not vest and is not forfeited in connection with the Covered Transaction, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such Stock in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.

(b) Changes in and Distributions With Respect to Stock.

(1) Basic Adjustment Provisions. In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization, reclassification or other distribution of the Company’s equity securities without the receipt of consideration by the Company, or other change in the Company’s capital structure that constitutes an equity restructuring within the meaning of FASB ASC 718, the Administrator will make appropriate adjustments to the maximum number of shares specified in Section 4(a) that may be delivered under the Plan and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise or purchase prices (or base values) relating to Awards and any other provision of Awards affected by such change.

(2) Certain Other Adjustments. The Administrator may also make adjustments of the type described in Section 7(b)(1) above to take into account distributions to stockholders other than those provided for in Section 7(a) and 7(b)(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan, having due regard for the qualification of ISOs under Section 422 and the requirements of Section 409A, where applicable.

(3) Continuing Application of Plan Terms. References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.

8. LEGAL CONDITIONS ON DELIVERY OF STOCK

The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. The Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act of 1933, as amended, or any applicable state or non-U.S. securities law. Any Stock required to be issued to Participants under the Plan will be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or delivery of stock certificates. In the event that the Administrator determines that Stock certificates will be issued to Participants under the Plan, the Administrator may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.

9. AMENDMENT AND TERMINATION

The Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, that except as otherwise expressly provided in the Plan the Administrator may not, without the Participant’s consent, alter the terms of an

58

2021 PROXY STATEMENT    Exhibit A

Award so as to affect materially and adversely the Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so at the time the Award was granted or unless the Administrator determines in its sole discretion and prior to the date of any Covered Transaction that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated. Any amendments to the Plan will be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange requirements), as determined by the Administrator.

10. OTHER COMPENSATION ARRANGEMENTS

The existence of the Plan or the grant of any Award will not in any way affect the Company’s right to Award a person bonuses or other compensation in addition to Awards under the Plan.

11. MISCELLANEOUS

(a) Waiver of Jury Trial. By accepting an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim will be tried before a court and not before a jury. By accepting an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit disputes arising under the terms of the Plan or any Award made hereunder to binding arbitration or as limiting the ability of the Company to require any eligible individual to agree to submit such disputes to binding arbitration as a condition of receiving an Award hereunder.

(b) Limitation of Liability. Notwithstanding anything to the contrary in the Plan, neither the Company, nor any Affiliate, nor the Administrator, nor any person acting on behalf of the Company, any Affiliate, or the Administrator, will be liable to any Participant or to the estate or beneficiary of any Participant or to any other holder of an Award by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Section 422 or Section 409A or by reason of Section 4999 of the Code, or otherwise asserted with respect to the Award.

12. ESTABLISHMENT OF SUB-PLANS

The Administrator may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Administrator will establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Administrator’s discretion under the Plan as it deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as it deems necessary or desirable. All supplements so established will be deemed to be part of the Plan, but each supplement will apply only to Participants within the affected jurisdiction (as determined by the Administrator).

13. GOVERNING LAW

The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

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2021 PROXY STATEMENT    Exhibit A

EXHIBIT A

Definition of Terms

The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

“Administrator”: The Compensation Committee, except that the Compensation Committee may delegate (i) to one or more of its members (or one or more other members of the Board (including the full Board)) such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant Awards to the extent permitted by Section 157(c) of the Delaware General Corporation Law; and (iii) to such Employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, the term “Administrator” will include the person or persons so delegated to the extent of such delegation.

“Affiliate”: Any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as one employer under Section 414(b) and Section 414(c) of the Code.

“Award”: Any or a combination of the following:

(i) Stock Options.

(ii) SARs.

(iii) Restricted Stock.

(iv) Unrestricted Stock.

(v) Stock Units, including Restricted Stock Units.

(vi) Performance Awards.

(vii) Cash Awards.

(viii) Awards (other than Awards described in (i) through (vii) above) that are convertible into or otherwise based on Stock.

“Board”: The Board of Directors of the Company.

“Cash Award”: An Award denominated in cash.

“Cause”: In the case of any Participant who is party to an employment or severance-benefit agreement that contains a definition of “Cause,” the definition set forth in such agreement will apply with respect to such Participant under the Plan for so long as such agreement is in effect. In the case of any other Participant, “Cause” will mean, as determined by the Administrator in its reasonable judgment, (i) a substantial failure of the Participant to perform the Participant’s duties and responsibilities to the Company or subsidiaries or substantial negligence in the performance of such duties and responsibilities; (ii) the commission by the Participant of a felony or a crime involving moral turpitude; (iii) the commission by the Participant of theft, fraud, embezzlement, material breach of trust or any material act of dishonesty involving the Company or any of its subsidiaries; (iv) a significant violation by the Participant of the code of conduct of the Company or its subsidiaries of any material policy of the Company or its subsidiaries, or of any statutory or common law duty of loyalty to the Company or its subsidiaries; (v) material breach of any of the terms of the Plan or any Award made under the Plan, or of the terms of any other agreement between the Company or subsidiaries and the Participant; or (vi) other conduct by the Participant that could be expected to be harmful to the business, interests or reputation of the Company.

“Change in Control”: The first to occur of (i) a “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company or one of its subsidiaries or an employee benefit plan of the Company or any of its subsidiaries, including any trustee of such plan acting as trustee) becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; (ii) a consummation of (x) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to

60

2021 PROXY STATEMENT    Exhibit A

represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (y) the sale or disposition by the Company of all or substantially all the Company’s assets; or (iii) a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the date the Plan is approved by the stockholders, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company). For the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

“Code”: The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

“Compensation Committee”: The Compensation Committee of the Board.

“Company”: Arrowhead Pharmaceuticals, Inc.

“Covered Transaction”: Any of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert; (ii) a sale or transfer of all or substantially all the Company’s assets; or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Administrator), the Covered Transaction will be deemed to have occurred upon consummation of the tender offer.

“Date of Adoption”: The earlier of the date the Plan was approved by the Company’s stockholders or adopted by the Board, as determined by the Compensation Committee.

“Employee”: Any person who is employed by the Company or an Affiliate.

“Employment”: A Participant’s employment or other service relationship with the Company and its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to the Company or an Affiliate. If a Participant’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant’s Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates. Notwithstanding the foregoing and the definition of “Affiliate” above, in construing the provisions of any Award relating to the payment of “nonqualified deferred compensation” (subject to Section 409A) upon a termination or cessation of Employment, references to termination or cessation of employment, separation from service, retirement or similar or correlative terms will be construed to require a “separation from service” (as that term is defined in Section 1.409A-1(h) of the Treasury Regulations, after giving effect to the presumptions contained therein) from the Company and from all other corporations and trades or businesses, if any, that would be treated as a single “service recipient” with the Company under Section 1.409A-1(h)(3) of the Treasury Regulations. The Company may, but need not, elect in writing, subject to the applicable limitations under Section 409A, any of the special elective rules prescribed in Section 1.409A-1(h) of the Treasury Regulations for purposes of determining whether a “separation from service” has occurred. Any such written election will be deemed a part of the Plan.

“Exchange Act”: The Securities Exchange Act of 1934, as amended.

“Fair Market Value”: As of any date, the value of the Stock determined as follows:

(i)

If the Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Stock as of any date of determination will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)

Unless otherwise provided by the Board, if there is no closing sales price for the Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

61

2021 PROXY STATEMENT    Exhibit A

(iii)	In the absence of such markets for the Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

“ISO”: A Stock Option intended to be an “incentive stock option” within the meaning of Section 422. Each Stock Option granted pursuant to the Plan will be treated as providing by its terms that it is to be an NSO unless, as of the date of grant, it is expressly designated as an ISO.

“NSO”: A Stock Option that is not intended to be an “incentive stock option” within the meaning of Section 422.

“Participant”: A person who is granted an Award under the Plan.

“Performance Award”: An Award subject to Performance Criteria.

“Performance Criteria”: Specified criteria, other than the mere continuation of Employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. Such criteria may include, without limitation, a measure of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A Performance Criterion and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss.

“Plan”: The Arrowhead Pharmaceuticals, Inc. 2021 Incentive Plan as from time to time amended and in effect.

“Prior Plan”: The Arrowhead Research Corporation 2013 Incentive Plan.

“Restricted Stock”: Stock subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.

“Restricted Stock Unit”: A Stock Unit that is, or as to which the delivery of Stock or cash in lieu of Stock is, subject to the satisfaction of specified performance or other vesting conditions.

“SAR”: A right entitling the holder upon exercise to receive an amount (payable in cash and/or in shares of Stock of equivalent value) equal to the excess of the Fair Market Value of the shares of Stock subject to the right over the base value from which appreciation under the SAR is to be measured.

“Section 409A”: Section 409A of the Code.

“Section 422”: Section 422 of the Code.

“Stock”: Common stock of the Company, par value $0.001 per share.

“Stock Option”: An option entitling the holder to acquire shares of Stock upon payment of the exercise price.

“Stock Unit”: An unfunded and unsecured promise, denominated in shares of Stock, to deliver Stock or cash measured by the value of Stock in the future.

“Unrestricted Stock”: Stock not subject to any restrictions under the terms of the Award.

62

ARROWHEAD PHARMACEUTICALS, INC. 177 EAST COLORADO BLVD, SUITE 700 PASADENA, CA 91105

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/ARWR2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D30472-P48774                         KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ARROWHEAD PHARMACEUTICALS, INC.		For All	Against All	For All Except

The Board of Directors recommends you vote FOR ALL the following director nominees:		☐	☐	☐

1.	Election of Directors

Nominees:

	01)	Christopher Anzalone 05) Oye Olukotun
	02)	Marianne De Backer 06) Michael S. Perry
	03)	Mauro Ferrari 07) William Waddill
	04)	Douglass Given

To vote against any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR proposals 2, 3, and 4:		For	Against	Abstain

2.	To approve, in an advisory (non-binding) vote, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion.	☐	☐	☐

3.	To approve the Arrowhead Pharmaceuticals, Inc. 2021 Incentive Plan.	☐	☐	☐

4.	To ratify the selection of Rose, Snyder & Jacobs LLP as independent auditors of the Company for the fiscal year ending September 30, 2021.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

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D30473-P48774

ARROWHEAD PHARMACEUTICALS, INC.

Annual Meeting of Stockholders

March 18, 2021 10:00 AM, PT

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Christopher Anzalone and Patrick O’Brien or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ARROWHEAD PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, PT on March 18, 2021, online at www.virtualshareholdermeeting.com/ARWR2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side